Exhibit 99.2

                      GSMC Mortgage Loan Purchase Agreement

                      GSMC MORTGAGE LOAN PURCHASE AGREEMENT

      Pursuant to this Mortgage Loan Purchase Agreement dated as of October 1, 2007 (this "Agreement"), between Goldman Sachs Mortgage Company (together with its successors and permitted assigns hereunder, the "Seller") and Greenwich Capital Commercial Funding Corp. (together with its successors and permitted assigns hereunder, the "Purchaser"), the Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (collectively, the "Mortgage Loans"), as identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

      The Purchaser intends to deposit the Mortgage Loans, together with other assets, into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust 2007-GG11, Commercial Mortgage Pass-Through Certificates, Series 2007-GG11. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of October 1, 2007, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer") and LaSalle Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

      The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of October 18, 2007, with Goldman, Sachs & Co. ("GSC"), Greenwich Capital Markets, Inc. ("GCM"), Credit Suisse Securities
(USA) LLC, JPMorgan Securities Inc., Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of October 18, 2007 with GCM and GSC (together, in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (other than the Residual Interest Certificates).

      In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Initial Purchasers have entered into an Indemnification Agreement (the "Indemnification Agreement" and together with this Agreement, the "Operative Documents"), dated as of October 18, 2007.

      Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

      SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $2,059,179,234.92 (the "Initial Principal Balance") as of the close of business on its Due Date in October 2007 or, with respect to each Mortgage Loan that does not have a Due Date in October 2007, the later of its related date of origination and October 6, 2007 (the "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on October 30, 2007, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of a
cash amount equal to          % of the Initial Principal Balance, plus interest
accrued on each Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date (to the extent that such Cut-off Date is prior to the Closing Date) up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

      SECTION 2. Conveyance of Mortgage Loans.

      (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, subject to the rights of the holders of any related Companion Loans as specified in the related Co-Lender Agreement, as applicable, and the Purchaser hereby assumes such Mortgage Loans, together with the rights and obligations related to such Mortgage Loans as specified in the related Co-Lender Agreement. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

      (b) The Purchaser or its assignee shall, subject to the rights of the holders of any related Companion Loans, as applicable, be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall, subject to the rights of the holders of any related Companion Loans, as applicable, belong to, and be promptly remitted to, the Seller.

      (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit, or cause to be delivered and deposited, with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement; provided that, with respect to any Non-Serviced Trust Loan, the preceding delivery requirements will be satisfied by delivery of the original Mortgage Note(s) (and all intervening endorsements) related to such Non-Serviced Trust Loan and a copy of the "mortgage file" delivered under the applicable Lead PSA. If the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (a)(ii), (a)(iii), (a)(vi) (if recorded) and (a)(viii) of the definition of "Mortgage File" solely because of delay caused by the public recording office where such document or instrument has been delivered for recordation, the Seller shall deliver to the Trustee a copy of the original, certified by the Seller to be a true and complete copy of the original thereof submitted for recording. Concurrently with such delivery, the Seller shall deliver, or cause to be delivered, to the Master Servicer and the Special Servicer copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee.

      (d) For each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee, the Seller shall bear the out-of-pocket costs and expenses related to recording or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each related assignment of Mortgage and assignment of Assignment of Leases, in favor of the Trustee referred to in clause (a)(iv) of the definition of "Mortgage File" and each related UCC-2 and UCC-3 assignment referred to in clause (a)(viii) of the definition of "Mortgage File." If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

      (e) The Seller shall deliver, or cause to be delivered, to the Master Servicer within 10 business days after the Closing Date, all documents and records that (i) relate to the servicing and administration of the Serviced Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Serviced Loans (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates) and (iii) are in possession or control of the Mortgage Loan Seller, together with (x) all unapplied Escrow Payments and Reserve Funds in the possession or under control of the Seller that relate to the Serviced Loans and (y) a statement indicating which Escrow Payments and Reserve Funds are allocable to such Serviced Loans), provided that the Seller shall not be required to deliver any draft documents, privileged or other internal communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

      (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

      (g) The Seller shall provide, or cause to be provided, to the Master Servicer the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement.

      (h) The Seller shall provide the Master Servicer with the Supplemental Servicer Schedule.

      SECTION 3. Representations, Warranties and Covenants of Seller.

      (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof and as of the Closing Date, that:

      (i) The Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of New York, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under the Operative Documents, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations under the Operative Documents, and possesses all requisite authority and power to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of each Operative Document.

      (ii) Each Operative Document has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
   (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      (iii) The execution and delivery of each Operative Document by the Seller and the Seller's performance and compliance with the terms of each Operative Document will not (A) violate the Seller's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

      (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect its performance hereunder.

      (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under the Operative Documents or that requires the consent of any third person to the execution and delivery of the Operative Documents by the Seller or the performance by the Seller of its obligations under the Operative Documents.

      (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by
   Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Operative Documents or the consummation of the transactions contemplated by the Operative Documents; and no bulk sale law applies to such transactions.

      (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into the Operative Documents or materially and adversely affect the performance by the Seller of its obligations under the Operative Documents.

      (viii) The Seller intends to treat the transfer of the Mortgage Loans to the Purchaser as a sale for accounting and tax purposes. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

      (ix) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

      (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B attached hereto, except as otherwise set forth on Exhibit C attached hereto; provided that the Seller expressly does not make any Multifamily Representation with respect to any Mortgage Loan that is not in the Multifamily Loan Group. As used in Exhibit B, the term "Multifamily Loan Group" shall mean a loan group comprised of the multifamily mortgages and mortgages on manufactured housing parks identified as Loan Group 2 on the Mortgage Loan Schedule. The term "Multifamily Representation" shall mean each of the representations and warranties made by the Seller with respect to any Mortgage Loan in the Multifamily Loan Group in clause (48) of Exhibit B.

      SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof and as of the Closing Date that:

      (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

      (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

      (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

      (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

      SECTION 5. Notice of Breach; Cure; Repurchase.

      (a) If the Seller discovers or receives notice in accordance with Section 10 hereof of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects (or, in the case of a breach of any Multifamily Representation, is deemed to materially and adversely affect) the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach," as the case may be), then (subject to Section 5(b)) the Seller shall, within 90 days after its discovery or receipt of such notice of such Material Document Defect or Material Breach (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days after any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution Period"), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property, or in the case of any Mortgaged Property related to a Loan Group, to the extent of the Seller's interest therein from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (A) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (B) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (C) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, (D) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, and (E) the affected Mortgage Loan is not then a Specially Serviced Mortgage Loan, then the Seller shall have such additional 90-day period (the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property); and provided, further, that, if any such Material Document Defect is still not cured after the initial 90-day period and any such additional 90-day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Purchaser every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. Provided that the Master Servicer has notice of such Material Document Defect or Material Breach, the Master Servicer shall notify the Seller if the related Mortgage Loan becomes a Specially Serviced Mortgage Loan during any applicable cure periods. Any of the following document defects shall be conclusively presumed to be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, together with the endorsements referred to in clause (a)(i) of the definition of "Mortgage File," unless the Mortgage File contains a signed lost note affidavit and indemnity with respect to the missing Mortgage Note and any missing endorsement that appears to be regular on its face, (b) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original executed Mortgage or a copy of such Mortgage certified by the local authority with which the Mortgage was recorded, in each case with evidence of recording thereon, that appears to be regular on its face, unless there is included in the Mortgage File a copy of the executed Mortgage and a certificate stating that the original signed Mortgage was sent for recordation, (c) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, or marked up insurance binder or title commitment which is marked as a binding commitment and countersigned by title company, insuring the priority of the Mortgage as a first lien on the Mortgaged Property, (d) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignment to the Trustee on behalf of the Trust and a certificate stating that the original intervening assignments were sent for recordation, unless there is included in the Mortgage File a certified copy of the intervening assignment or (e) other than with respect to a Non-Serviced Trust Loan, the absence from the Servicing File of any original letter of credit. For purposes of this Section 5(a) and other related provisions of this Agreement, a breach of any Multifamily Representation with respect to a Mortgage Loan in the Multifamily Loan Group shall be deemed to materially and adversely affect the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Purchaser in such Mortgage Loan and shall constitute a Material Breach.

      (b) If (x) any Mortgage Loan is subject to a Material Breach or Material Document Defect and would otherwise be required to be repurchased as contemplated by Section 5(a), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or is secured by a portfolio of Mortgaged Properties, and (z) the applicable Material Breach of Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties in such portfolio, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to (i) in the case of a Cross-Collateralized Group, terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto or (ii) in the case of Mortgage Loan secured by a portfolio of Mortgaged Properties, release the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination or release will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event to occur with respect to the Grantor Trust and (B) a written confirmation from each Rating Agency that such termination or release will not cause an Adverse Rating Event to occur with respect to any Class of Certificates, (ii) the debt service coverage ratio for the four preceding calendar quarters for all of the Mortgage Loans relating to such Cross-Collateralized Group remaining is not less than 0.05x below the debt service coverage ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, (iii) the loan-to-value ratio for all of the Mortgage Loans of such Cross-Collateralized Group remaining is not greater than 5% more than the loan-to-value ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, and (iv) the Directing Holder (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Directing Holder's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group or Mortgage Loan in lieu of terminating the cross-collateralization or a release of the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan. In the event that the cross-collateralization of any Cross-Collateralized Group is terminated or any Mortgaged Property related to a Mortgage Loan secured by a portfolio of Mortgaged Properties is released pursuant to this paragraph, the Seller may elect either to repurchase only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, is a Material Breach or Material Document Defect, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

      It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that (i) the Purchaser shall have executed and delivered such instruments of endorsement, transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder; (ii) the Purchaser shall deliver to the Seller all portions of the Mortgage File and other documents pertaining to such Mortgage Loan; and (iii) the Purchaser shall release to the Seller any escrow payments or reserve funds held by it, or on its behalf, in respect of such Mortgage Loan. If any Mortgage Loan is to be repurchased as contemplated by
Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

      (c) The Seller hereby acknowledges and agrees that any modification of the Mortgage Loan pursuant to a workout, foreclosure, sale or other liquidation pursuant to, and in accordance with, the Pooling and Servicing Agreement shall not constitute a defense to any repurchase claim disputed by the Seller nor shall such modification change the Purchase Price due from the Seller for any repurchase claim. In the event of any such modification, the Seller hereby agrees to repurchase the Mortgage Loan as modified, if the Seller is required to or elects to repurchase such Mortgage Loan in accordance with the terms of this
Section 5. Any sale of the related Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the successor REO Property, shall be without (i) recourse of any kind (either expressed or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either expressed or implied) by the Seller to or for the benefit of such Person.

      (d) The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the successor REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or successor REO Property, which claim shall be made in accordance with this Section 5. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or the successor REO Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.01 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between (i) any Liquidation Proceeds received upon such liquidation net of Liquidation Expenses and (ii) the Purchase Price; provided that the prevailing party in such action shall be entitled to recover from the other party all costs, fees and expenses (including reasonable attorneys fees) related thereto.

      (e) [Reserved].

      (f) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase such Mortgage Loan constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

      (g) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph 23 or paragraph 43 of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related Mortgagor to bear the Rating Agency fees reflected in paragraph 23 or reasonable costs and expenses associated with a defeasance, as set forth in paragraph 43 (any such fees, costs or expenses, referred to herein as "Covered Costs"), then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (ii) have not been paid by the Mortgagor, (iii) are the basis of such Breach and (iv) constitute "Covered Costs." Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances.

      (h) If during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Public Certificates in connection with sales of the Public Certificates by an Underwriter or a dealer and the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes the Mortgage Loan Seller Information previously provided to be incorrect or untrue, and which directly results in a material misstatement or omission in the Prospectus Supplement, including Annex A, Annex B or Annex C thereto and the CD ROM and the Diskette included therewith (collectively, the "Public Offering Documents"), and as a result the Underwriters' legal counsel has determined that it is necessary to amend or supplement the Public Offering Documents in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or to make the Public Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Mortgage Loan Seller Information at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Underwriters, such amendments or supplements to the Public Offering Documents as may be necessary so that the statements in the Public Offering Documents, as so amended or supplemented, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading and will comply with applicable law. All capitalized terms used in this paragraph (h) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement.

      (i) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced Companion Loan that is deposited into another securitization, the depositor of such securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next the Purchaser's name on Exhibit P and Exhibit Q of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

      SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 A.M., New York City time, on the Closing Date.

      The Closing shall be subject to each of the following conditions:

      (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

      (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

      (c) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

      (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

      (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

      (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

      (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

      Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

      SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

      (a) This Agreement duly executed by the Purchaser and the Seller;

      (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

      (c) The Indemnification Agreement duly executed by the parties thereto;

      (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

      (e) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents or certificates are their genuine signatures, or such other statement relating to incumbency that is acceptable to the Purchaser, the Underwriters and the Initial Purchasers;

      (f) As certified by an officer of the Seller, true and correct copies of
(i) the organizational documents of the Seller, and (ii) a certificate of good standing of the Seller issued by the Secretary of State of the State of New York as of a recent date;

      (g) A favorable opinion of counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of such counsel as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

      (h) A favorable opinion of in-house counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

      (i) A letter of counsel of the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Underwriters, to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading; and

      (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

      SECTION 8. Costs. The reasonable out-of-pocket costs and expenses incurred by the Seller, each other mortgage loan seller, the Purchaser, the Underwriters and the Initial Purchasers in connection with the securitization of the Mortgage Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable as set forth in a separate writing among such parties on the Closing Date.

      SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

      SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

      SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee) until the termination of the Pooling and Servicing Agreement pursuant to the terms thereof.

      SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

      SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

      SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

      SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

      SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

      SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

      IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER

                                       GOLDMAN SACHS MORTGAGE COMPANY

                                       By: GOLDMAN SACHS REAL ESTATE FUNDING
                                           CORP., its General Partner

                                       By:    /s/ Mark Buono
                                           -----------------
                                           Name:  Mark Buono
                                           Title: Vice President

                                       Address for Notices:
                                       85 Broad Street
                                       New York, NY 10004
                                       Attention: Emily Brooks Garriott
                                       Facsimile No.: (212) 346-3594
                                       and
                                       Attention: Susan Helfrick, Esq.
                                       Facsimile No.: (917) 997-3540

                                       PURCHASER

                                       GREENWICH CAPITAL COMMERCIAL FUNDING
                                          CORP.

                                       By: /s/ Andrew Snow
                                           ---------------
                                           Name:  Andrew Snow
                                           Title: Senior Vice President

                                       Address for Notices:

                                       600 Steamboat Road
                                       Greenwich, CT
                                       Attention: Andrew Snow
                                       Facsimile No.: (203) 618-2134
                                       and
                                       Attention: Paul Stevelman, Esq.
                                       Facsimile No.: (203) 422-4756

                                    EXHIBIT A

                             Mortgage Loan Schedule

GCCFC 07-GG11 Loan ID    GCFP Control_Number   GCFP Loan ID
----------------------   -------------------   ------------
1                        00-1001230            00-1001230
2                        00-1001227            00-1001227
3                        00-1001225            00-1001225
4                        00-1001238            00-1001238
4.01                     00-1001238            00-1001238
4.02                     00-1001238            00-1001238
4.03                     00-1001238            00-1001238
4.04                     00-1001238            00-1001238
4.05                     00-1001238            00-1001238
4.06                     00-1001238            00-1001238
4.07                     00-1001238            00-1001238
4.08                     00-1001238            00-1001238
4.09                     00-1001238            00-1001238
4.10                     00-1001238            00-1001238
4.11                     00-1001238            00-1001238
4.12                     00-1001238            00-1001238
4.13                     00-1001238            00-1001238
4.14                     00-1001238            00-1001238
4.15                     00-1001238            00-1001238
4.16                     00-1001238            00-1001238
6                        8WNAN7                8WNAN7
6.01                     8WNAN7-1              8WNAN7-1
6.02                     8WNAN7-2              8WNAN7-2
6.03                     8WNAN7-3              8WNAN7-3
6.04                     8WNAN7-4              8WNAN7-4
6.05                     8WNAN7-5              8WNAN7-5
6.06                     8WNAN7-6              8WNAN7-6
6.07                     8WNAN7-7              8WNAN7-7
6.08                     8WNAN7-8              8WNAN7-8
6.09                     8WNAN7-9              8WNAN7-9
6.10                     8WNAN7-10             8WNAN7-10
6.11                     8WNAN7-11             8WNAN7-11
6.12                     8WNAN7-12             8WNAN7-12
6.13                     8WNAN7-13             8WNAN7-13
6.14                     8WNAN7-14             8WNAN7-14
6.15                     8WNAN7-15             8WNAN7-15
6.16                     8WNAN7-16             8WNAN7-16
6.17                     8WNAN7-17             8WNAN7-17
6.18                     8WNAN7-18             8WNAN7-18
6.19                     8WNAN7-19             8WNAN7-19
6.20                     8WNAN7-20             8WNAN7-20
6.21                     8WNAN7-21             8WNAN7-21
6.22                     8WNAN7-22             8WNAN7-22
6.23                     8WNAN7-23             8WNAN7-23
6.24                     8WNAN7-24             8WNAN7-24
6.25                     8WNAN7-25             8WNAN7-25
6.26                     8WNAN7-26             8WNAN7-26
6.27                     8WNAN7-27             8WNAN7-27
6.28                     8WNAN7-28             8WNAN7-28
6.29                     8WNAN7-29             8WNAN7-29
6.30                     8WNAN7-30             8WNAN7-30
6.31                     8WNAN7-31             8WNAN7-31
6.32                     8WNAN7-32             8WNAN7-32
6.33                     8WNAN7-33             8WNAN7-33
6.34                     8WNAN7-34             8WNAN7-34
6.35                     8WNAN7-35             8WNAN7-35
6.36                     8WNAN7-36             8WNAN7-36
6.37                     8WNAN7-37             8WNAN7-37
6.38                     8WNAN7-38             8WNAN7-38
7                        00-1001229            00-1001229
9                        09-0002723            09-0002723
10                       09-0002749            09-0002749
10.01                    09-0002749-1          09-0002749-1
10.02                    09-0002749-2          09-0002749-2
10.03                    09-0002749-3          09-0002749-3
12                       09-0002715            09-0002715
15                       09-0002675            09-0002675
18                       09-0002712            09-0002712
20                       09-0002696            09-0002696
21                       09-0002651            09-0002651
24                       09-0002667            09-0002667
25                       09-0002718            09-0002718
26                       09-0002653            09-0002653
30                       09-0002688            09-0002688
31                       09-0002691            09-0002691
32                       09-0002671            09-0002671
33                       09-0002679            09-0002679
34                       09-0002622            09-0002622
35                       09-0002617            09-0002617
37                       09-0002700            09-0002700
38                       09-0002669            09-0002669
40                       09-0002722            09-0002722
42                       09-0002724            09-0002724
44                       09-0002573            09-0002573
45                       09-0002572            09-0002572
46                       09-0002423            09-0002423
49                       09-0002729            09-0002729
51                       09-0002714            09-0002714
52                       09-0002716            09-0002716
53                       09-0002744            09-0002744
54                       09-0002731            09-0002731
55                       09-0002720            09-0002720
60                       09-0002697            09-0002697
64                       09-0002685            09-0002685
65                       09-0002721            09-0002721
66                       09-0002738            09-0002738
68                       09-0002673            09-0002673
70                       09-0002668            09-0002668
71                       09-0002692            09-0002692
72                       09-0002672            09-0002672
74                       09-0002676            09-0002676
77                       09-0002740            09-0002740
79                       09-0002735            09-0002735
80                       09-0002650            09-0002650
81                       09-0002687            09-0002687
82                       09-0002743            09-0002743
84                       09-0002695            09-0002695
86                       09-0002713            09-0002713
87                       09-0002590            09-0002590
89                       09-0002620            09-0002620
91                       09-0002654            09-0002654
92                       09-0002666            09-0002666
93                       09-0002682            09-0002682
94                       09-0002706            09-0002706
95                       09-0002658            09-0002658
98                       09-0002662            09-0002662
100                      09-0002593            09-0002593
102                      09-0002659            09-0002659
103                      09-0002717            09-0002717
104                      09-0002665            09-0002665
105                      09-0002742            09-0002742
106                      09-0002686            09-0002686
107                      09-0002728            09-0002728
108                      09-0002674            09-0002674
109                      09-0002694            09-0002694
110                      09-0002664            09-0002664
111                      09-0002640            09-0002640
112                      09-0002726            09-0002726
113                      09-0002683            09-0002683
114                      09-0002739            09-0002739
115                      09-0002644            09-0002644
116                      09-0002597            09-0002597
117                      09-0002719            09-0002719
120                      09-0002727            09-0002727
121                      09-0002701            09-0002701


SPLIT LOANS
-----------

1                        00-1001230            00-1001230
2                        00-1001227            00-1001227
4                        00-1001238            00-1001238
6                        8WNAN7                8WNAN7

GCCFC 07-GG11 Loan ID    Loan Name                                  Property Name
----------------------   ----------------------------------------   ----------------------------------------
1                        One Liberty Plaza                          One Liberty Plaza
2                        Scottsdale Fashion Square                  Scottsdale Fashion Square
3                        885 Third Avenue                           885 Third Avenue
4                        Bush Terminal                              Bush Terminal
4.01                     Building 1                                 Building 1
4.02                     Building 2                                 Building 2
4.03                     Building 3                                 Building 3
4.04                     Building 4                                 Building 4
4.05                     Building 5                                 Building 5
4.06                     Building 6                                 Building 6
4.07                     Building 7                                 Building 7
4.08                     Building 8                                 Building 8
4.09                     Building 9                                 Building 9
4.10                     Building 10                                Building 10
4.11                     Building 19                                Building 19
4.12                     Building 20                                Building 20
4.13                     Building 22                                Building 22
4.14                     Building 23                                Building 23
4.15                     Building 24                                Building 24
4.16                     Building 26                                Building 26
6                        USFS Industrial Distribution Portfolio     USFS Industrial Distribution Portfolio
6.01                     15155 Northam Street                       15155 Northam Street
6.02                     120 Longs Pond Road                        120 Longs Pond Road
6.03                     7004 East Hanna Avenue                     7004 East Hanna Avenue
6.04                     1685 West Cheyenne Avenue                  1685 West Cheyenne Avenue
6.05                     7801 Statesville Road                      7801 Statesville Road
6.06                     300 Lawrence Drive                         300 Lawrence Drive
6.07                     4650 West Buckeye Road                     4650 West Buckeye Road
6.08                     8024 Telegraph Road                        8024 Telegraph Road
6.09                     10211 North I-35 Service Road              10211 North I-35 Service Road
6.10                     7598 NW 6th Avenue                         7598 NW 6th Avenue
6.11                     11994 Livingston Road                      11994 Livingston Road
6.12                     1500 NC Hwy 39                             1500 NC Hwy 39
6.13                     28001 Napier Road                          28001 Napier Road
6.14                     11955 East Peakview Avenue                 11955 East Peakview Avenue
6.15                     12301 Cumberland Road                      12301 Cumberland Road
6.16                     1899 N US Hwy 1                            1899 N US Hwy 1
6.17                     222 Otrobando Avenue P.O. Box 103          222 Otrobando Avenue P.O. Box 103
6.18                     9605 54th Avenue North                     9605 54th Avenue North
6.19                     W137 N9245 Highway 145                     W137 N9245 Highway 145
6.20                     950 South Shiloh Road & 1992 Forest Lane   950 South Shiloh Road & 1992 Forest Lane
6.21                     111 Alliant Drive                          111 Alliant Drive
6.22                     40 Fort Lewis Boulevard                    40 Fort Lewis Boulevard
6.23                     755 Pierce Road                            755 Pierce Road
6.24                     8000 Bavaria Road                          8000 Bavaria Road
6.25                     10410 South 50th Place                     10410 South 50th Place
6.26                     1 Quality Lane                             1 Quality Lane
6.27                     2850 Selma Highway                         2850 Selma Highway
6.28                     5445 Spellmire Drive                       5445 Spellmire Drive
6.29                     1350/1400 North 10th Street                1350/1400 North 10th Street
6.30                     1044/1045 Garden Street                    1044/1045 Garden Street
6.31                     4601 32nd Avenue South                     4601 32nd Avenue South
6.32                     5353 Nathan Lane North                     5353 Nathan Lane North
6.33                     125 Gardenville Parkway West               125 Gardenville Parkway West
6.34                     6315 John J Pershing Drive                 6315 John J Pershing Drive
6.35                     3500 Saratoga Avenue                       3500 Saratoga Avenue
6.36                     333-340 North Claremont Avenue             333-340 North Claremont Avenue
6.37                     2575 Virginia Avenue                       2575 Virginia Avenue
6.38                     345 Kino Drive                             345 Kino Drive
7                        292 Madison Avenue                         292 Madison Avenue
9                        Alcoa Building                             Alcoa Building
10                       Research Park Portfolio                    Research Park Portfolio
10.01                    Research Commons                           Research Commons
10.02                    University Tech Center                     University Tech Center
10.03                    Technology Point I & II                    Technology Point I & II
12                       Bridgewater Meadowbrook Village            Bridgewater Meadowbrook Village
15                       Eola Park Center                           Eola Park Center
18                       Thousand Oaks Village                      Thousand Oaks Village
20                       Birchwood at Boulder                       Birchwood at Boulder
21                       Conifer Town Center                        Conifer Town Center
24                       Park Creek Apartments                      Park Creek Apartments
25                       Canfield Mews                              Canfield Mews
26                       Vienna Square Shopping Center              Vienna Square Shopping Center
30                       Apartments at Quail Point                  Apartments at Quail Point
31                       Ford Motor Credit                          Ford Motor Credit
32                       OPUS Black Canyon Center                   OPUS Black Canyon Center
33                       Santa Barbara Corporate Center             Santa Barbara Corporate Center
34                       Acme Commons                               Acme Commons
35                       Abilene Marketplace                        Abilene Marketplace
37                       Middleburg Town Square                     Middleburg Town Square
38                       Southfield Center                          Southfield Center
40                       Maricopa Business Center                   Maricopa Business Center
42                       Caldwell Square                            Caldwell Square
44                       Forum at Soncy                             Forum at Soncy
45                       Alexan Retail Center                       Alexan Retail Center
46                       Peachtree Place North Apartments           Peachtree Place North Apartments
49                       Laguna Seca Retail Center                  Laguna Seca Retail Center
51                       Peachtree Village                          Peachtree Village
52                       Birchview Management                       Birchview Management
53                       Hotel Grand                                Hotel Grand
54                       Presidio Office                            Presidio Office
55                       Park Avenue at Florham Park                Park Avenue at Florham Park
60                       FedEx Building                             FedEx Building
64                       Riverwalk Village Center                   Riverwalk Village Center
65                       Desco Plaza I                              Desco Plaza I
66                       University Corporate Square                University Corporate Square
68                       Key Curriculum Building                    Key Curriculum Building
70                       Southport Apartments                       Southport Apartments
71                       Green Valley Commerce Center               Green Valley Commerce Center
72                       444 Spear Street                           444 Spear Street
74                       Westpark Office Building                   Westpark Office Building
77                       Best Buy & Delphax Technologies            Best Buy & Delphax Technologies
79                       Sunpointe Place                            Sunpointe Place
80                       Valley Plaza                               Valley Plaza
81                       Seacrest Apartments                        Seacrest Apartments
82                       Highway 6 at Westpark Shopping Center      Highway 6 at Westpark Shopping Center
84                       Lambert Office Plaza                       Lambert Office Plaza
86                       Stirling Manor                             Stirling Manor
87                       The Center at Evergreen                    The Center at Evergreen
89                       Chelsea Crossings                          Chelsea Crossings
91                       Main Gate Square                           Main Gate Square
92                       CPS Office Building                        CPS Office Building
93                       Centreville Plaza Shopping Center          Centreville Plaza Shopping Center
94                       Tollhouse Shopping Center                  Tollhouse Shopping Center
95                       Ingram Hills Shopping Center               Ingram Hills Shopping Center
98                       Robbins Brothers/Freebirds                 Robbins Brothers/Freebirds
100                      Carefree Highway & 27th Avenue Office      Carefree Highway & 27th Avenue Office
102                      Columbus Crossing Shops                    Columbus Crossing Shops
103                      Arrowgate Village                          Arrowgate Village
104                      Hanes Square                               Hanes Square
105                      Jubilee Pointe Shopping Center             Jubilee Pointe Shopping Center
106                      JAMAD II                                   JAMAD II
107                      H.M. Gleason's Building                    H.M. Gleason's Building
108                      Alamance Square Shopping Center            Alamance Square Shopping Center
109                      Fry's Superstition Springs Shopping        Fry's Superstition Springs Shopping
110                      Broadmoor Towne Center                     Broadmoor Towne Center
111                      Grand Oaks 2                               Grand Oaks 2
112                      Portland Corporate Center                  Portland Corporate Center
113                      Chickasha Plaza                            Chickasha Plaza
114                      Mercado at Scottsdale                      Mercado at Scottsdale
115                      Southlake Center                           Southlake Center
116                      Farm Ventures                              Farm Ventures
117                      Rosedale Manor                             Rosedale Manor
120                      Walgreens - Columbus                       Walgreens - Columbus
121                      Burnsville Service Center                  Burnsville Service Center


SPLIT LOANS
-----------

1                        One Liberty Plaza                          One Liberty Plaza
2                        Scottsdale Fashion Square                  Scottsdale Fashion Square
4                        Bush Terminal                              Bush Terminal
6                        USFS Industrial Distribution Portfolio     USFS Industrial Distribution Portfolio

GCCFC 07-GG11 Loan ID    General Property Type   Detailed Property Type
----------------------   ---------------------   --------------------------------
1                        Office                  General Urban
2                        Retail                  Regional Mall
3                        Land                    Ground Lease
4
4.01                     Industrial              Industrial / Warehouse w/ Office
4.02                     Industrial              Industrial / Warehouse w/ Office
4.03                     Industrial              Industrial / Warehouse w/ Office
4.04                     Industrial              Industrial / Warehouse w/ Office
4.05                     Industrial              Industrial / Warehouse w/ Office
4.06                     Industrial              Industrial / Warehouse w/ Office
4.07                     Industrial              Industrial / Warehouse w/ Office
4.08                     Industrial              Industrial / Warehouse w/ Office
4.09                     Industrial              Industrial / Warehouse w/ Office
4.10                     Industrial              Industrial / Warehouse w/ Office
4.11                     Industrial              Industrial / Warehouse w/ Office
4.12                     Industrial              Industrial / Warehouse w/ Office
4.13                     Industrial              Industrial / Warehouse w/ Office
4.14                     Industrial              Industrial / Warehouse w/ Office
4.15                     Industrial              Industrial / Warehouse w/ Office
4.16                     Industrial              Industrial / Warehouse w/ Office
6
6.01                     Industrial              Warehouse/Distribution
6.02                     Industrial              Warehouse/Distribution
6.03                     Industrial              Warehouse/Distribution
6.04                     Industrial              Warehouse/Distribution
6.05                     Industrial              Warehouse/Distribution
6.06                     Industrial              Warehouse/Distribution
6.07                     Industrial              Warehouse/Distribution
6.08                     Industrial              Warehouse/Distribution
6.09                     Industrial              Warehouse/Distribution
6.10                     Industrial              Warehouse/Distribution
6.11                     Industrial              Warehouse/Distribution
6.12                     Industrial              Warehouse/Distribution
6.13                     Industrial              Warehouse/Distribution
6.14                     Industrial              Warehouse/Distribution
6.15                     Industrial              Warehouse/Distribution
6.16                     Industrial              Warehouse/Distribution
6.17                     Industrial              Warehouse/Distribution
6.18                     Industrial              Warehouse/Distribution
6.19                     Industrial              Warehouse/Distribution
6.20                     Industrial              Warehouse/Distribution
6.21                     Industrial              Warehouse/Distribution
6.22                     Industrial              Warehouse/Distribution
6.23                     Industrial              Warehouse/Distribution
6.24                     Industrial              Warehouse/Distribution
6.25                     Office                  Suburban
6.26                     Industrial              Warehouse/Distribution
6.27                     Industrial              Warehouse/Distribution
6.28                     Industrial              Warehouse/Distribution
6.29                     Industrial              Warehouse/Distribution
6.30                     Industrial              Warehouse/Distribution
6.31                     Industrial              Warehouse/Distribution
6.32                     Industrial              Warehouse/Distribution
6.33                     Industrial              Warehouse/Distribution
6.34                     Industrial              Warehouse/Distribution
6.35                     Industrial              Warehouse/Distribution
6.36                     Industrial              Warehouse/Distribution
6.37                     Industrial              Warehouse/Distribution
6.38                     Industrial              Warehouse/Distribution
7                        Land                    Ground Lease
9                        Office                  General Suburban
10
10.01                    Office                  General Suburban
10.02                    Office                  General Suburban
10.03                    Office                  General Suburban
12                       Multifamily             Garden
15                       Office                  General Urban
18                       Multifamily             Garden
20                       Multifamily             Garden
21                       Retail                  Anchored
24                       Multifamily             Garden
25                       Multifamily             Garden
26                       Retail                  Anchored
30                       Multifamily             Conventional
31                       Office                  General Suburban
32                       Office                  General Suburban
33                       Office                  General Suburban
34                       Retail                  Anchored
35                       Retail                  Shadow Anchored
37                       Retail                  Anchored
38                       Office                  General Suburban
40                       Industrial              Industrial
42                       Retail                  Anchored
44                       Retail                  Shadow Anchored
45                       Retail                  Anchored
46                       Multifamily             Garden
49                       Retail                  Anchored
51                       Multifamily             Garden
52                       Multifamily             Garden
53                       Hospitality             Limited Service
54                       Office                  General Urban
55                       Multifamily             Garden
60                       Industrial              Warehouse
64                       Office                  General Suburban
65                       Office                  General Suburban
66                       Office                  General Suburban
68                       Industrial              Industrial / Warehouse w/ Office
70                       Multifamily             Garden
71                       Office                  General Suburban
72                       Office                  General Urban
74                       Office                  General Suburban
77                       Industrial              Industrial / Warehouse w/ Office
79                       Multifamily             Garden
80                       Retail                  Shadow Anchored
81                       Multifamily             Garden
82                       Retail                  Shadow Anchored
84                       Office                  General Suburban
86                       Multifamily             Garden
87                       Office                  General Suburban
89                       Retail                  Anchored
91                       Retail                  Shadow Anchored
92                       Office                  General Suburban
93                       Retail                  Anchored
94                       Retail                  Unanchored
95                       Retail                  Anchored
98                       Retail                  Shadow Anchored
100                      Office                  General Suburban
102                      Retail                  Shadow Anchored
103                      Multifamily             Garden
104                      Retail                  Unanchored
105                      Retail                  Unanchored
106                      Industrial              Warehouse
107                      Retail                  Other
108                      Retail                  Anchored
109                      Retail                  Shadow Anchored
110                      Retail                  Shadow Anchored
111                      Retail                  Shadow Anchored
112                      Office                  General Suburban
113                      Retail                  Shadow Anchored
114                      Office                  General Suburban
115                      Retail                  Shadow Anchored
116                      Retail                  Shadow Anchored
117                      Multifamily             Garden
120                      Retail                  Single Tenant Retail
121                      Industrial              Industrial / Warehouse w/ Office


SPLIT LOANS
-----------

1
2
4
6

GCCFC 07-GG11 Loan ID    Address                                                   City                 County
----------------------   -------------------------------------------------------   ------------------   --------------------
1                        One Liberty Plaza                                         New York             New York
2                        7014-7590 East Camelback Road                             Scottsdale           Maricopa
3                        885 Third Avenue                                          New York             New York
4
4.01                     203, 233, 241, 269, 37th Street                           Brooklyn             Kings
4.02                     220, 254 36th Street                                      Brooklyn             Kings
4.03                     219, 253, 36th Street and 920 Third Avenue                Brooklyn             Kings
4.04                     34, 68, 88, 35th Street                                   Brooklyn             Kings
4.05                     33-87 35th Street and 920-944 3rd Avenue                  Brooklyn             Kings
4.06                     34, 68, 88 34th Street                                    Brooklyn             Kings
4.07                     33, 67, 87 34th Street                                    Brooklyn             Kings
4.08                     32, 68, 86 33rd Street                                    Brooklyn             Kings
4.09                     21, 55, 83 33rd Street                                    Brooklyn             Kings
4.10                     882 3rd Avenue                                            Brooklyn             Kings
4.11                     148, 168 39th Street and 3906 2nd Avenue                  Brooklyn             Kings
4.12                     147, 167 41st Street and 4002 2nd Avenue                  Brooklyn             Kings
4.13                     80 39th Street                                            Brooklyn             Kings
4.14                     76 39th Street                                            Brooklyn             Kings
4.15                     52 39th Street                                            Brooklyn             Kings
4.16                     4014 1st Avenue                                           Brooklyn             Kings
6
6.01                     15155 Northam Street                                      La Mirada            Los Angeles
6.02                     120 Longs Pond Road                                       Lexington            Lexington
6.03                     7004 East Hanna Avenue                                    Tampa                Hillsborough
6.04                     1685 West Cheyenne Avenue                                 North Las Vegas      Clark
6.05                     7801 Statesville Road                                     Charlotte            Mecklenburg
6.06                     300 Lawrence Drive                                        Livermore            Alameda
6.07                     4650 West Buckeye Road                                    Phoenix              Maricopa
6.08                     8024 Telegraph Road                                       Severn               Anne Arundel
6.09                     10211 North I-35 Service Road                             Oklahoma City        Oklahoma
6.10                     7598 NW 6th Avenue                                        Boca Raton           Palm Beach
6.11                     11994 Livingston Road                                     Manassas             Prince William
6.12                     1500 NC Highway 39                                        Zebulon              Wake
6.13                     28001 Napier Road                                         Wixom                Oakland
6.14                     11955 East Peakview Avenue                                Englewood            Arapahoe
6.15                     12301 Cumberland Road                                     Fishers              Hamilton
6.16                     1899 N US Highway 1                                       Ormond Beach         Volusia
6.17                     222 Otrobando Avenue P.O. Box 103                         Yantic               New London
6.18                     9605 54th Avenue North                                    Plymouth             Hennepin
6.19                     W137 N9245 Highway 145                                    Menomonee Falls      Waukesha
6.20                     950 South Shiloh Road & 1992 Forest Lane                  Garland              Dallas
6.21                     111 Alliant Drive                                         Houston              Harris
6.22                     40 Fort Lewis Boulevard                                   Salem                Salem
6.23                     755 Pierce Road                                           Clifton Park         Saratoga
6.24                     8000 Bavaria Road                                         Twinsburg            Summit
6.25                     10410 South 50th Place                                    Phoenix              Maricopa
6.26                     1 Quality Lane                                            Streator             Livingston
6.27                     2850 Selma Highway                                        Montgomery           Montgomery
6.28                     5445 Spellmire Drive                                      Cincinnati           Butler
6.29                     1350/1400 North 10th Street                               Paducah              McCracken
6.30                     1044 and 1045 Garden Street                               Greensburg           Westmoreland
6.31                     4601 32nd Avenue South                                    Grand Forks          Grand Forks
6.32                     5353 Nathan Lane North                                    Plymouth             Hennepin
6.33                     125 Gardenville Parkway West                              Cheektowaga          Erie
6.34                     6315 John J Pershing Drive                                Omaha                Douglas
6.35                     3500 Saratoga Avenue                                      Bismarck             Burleigh
6.36                     333-340 North Claremont Avenue                            Chicago              Cook
6.37                     2575 Virginia Avenue                                      Hurricane            Putnam
6.38                     345 Kino Drive                                            Tucson               Pima
7                        292 Madison Avenue                                        New York             New York
9                        6603 West Broad Street                                    Richmond             Henrico
10
10.01                    12249 Science Drive                                       Orlando              Orange
10.02                    12501 Research Parkway                                    Orlando              Orange
10.03                    3045 & 3051 Technology Drive                              Orlando              Orange
12                       2501 Sunny Slope Road                                     Bridgewater          Somerset
15                       200 East Robinson Street                                  Orlando              Orange
18                       165 Thousand Oaks Drive                                   Atlantic Highlands   Monmouth
20                       725 Boulder Springs Drive                                 Richmond             Chesterfield
21                       27102, 27122, 27132, 27152, 27171 and 27182 Main Street   Conifer              Jefferson
24                       6960 North Beach Street                                   Fort Worth           Tarrant
25                       3101 Barclay Court                                        Randolph             Morris
26                       116-224 West Maple Avenue                                 Vienna               Fairfax
30                       924 Encinitas Boulevard                                   Encinitas            San Diego
31                       2445 St. Rose Parkway                                     Henderson            Clark
32                       10835 North 25th Avenue                                   Phoenix              Maricopa
33                       5383 Hollister Avenue                                     Goleta               Santa Barbara
34                       Route 130 & Rising Sun Road                               Bordentown           Burlington
35                       1113-1250 South Abilene Street                            Aurora               Arapahoe
37                       18320-18348 East Bagley Road                              Middleburg Heights   Cuyahoga
38                       1 Craigwood Road                                          South Plainfield     Middlesex
40                       4010-4032 East Broadway Road                              Phoenix              Maricopa
42                       460 Long Hollow Pike                                      Goodlettsville       Sumner
44                       3350 South Soncy Road                                     Amarillo             Potter
45                       4209 Lassiter Mill Road                                   Raleigh              Wake
46                       4600 Peachtree Place Parkway                              Doraville            DeKalb
49                       3020, 3050 and 3060 East Lohman Avenue                    Las Cruces           Dona Ana
51                       401 Peachtree Village Street                              Washington           Morris
52                       163 Birchview Drive                                       Piscataway           Middlesex
53                       865 West El Camino Real                                   Sunnyvale            Santa Clara
54                       38 Keyes Avenue                                           San Francisco        San Francisco
55                       804 Ward Place                                            Florham Park         Morris
60                       1400 Business Center Drive                                San Leandro          Alameda
64                       655 Martinsville Road                                     Basking Ridge        Somerset
65                       3685 Mount Diablo Boulevard                               Lafayette            Contra Costa
66                       1505-1575 West University Drive                           Tempe                Maricopa
68                       1150 65th Street                                          Emeryville           Alemada
70                       6326 South 107th East Avenue                              Tulsa                Tulsa
71                       3 Sunset Way                                              Henderson            Clark
72                       444 Spear Street                                          San Francisco        San Francisco
74                       8700 Turnpike Drive                                       Westminster          Adams
77                       6100 & 6150 West 110th Street                             Bloomington          Hennepin
79                       701 East Bay Drive                                        Largo                Pinellas
80                       1523 West Main Street                                     El Centro            Imperial
81                       117 Rosebay Drive                                         Encinitas            San Diego
82                       3418, 3402, 3320 Highway 6 South                          Houston              Harris
84                       1800 East Lambert Road                                    Brea                 Orange
86                       348 Somerset Street                                       Stirling             Morris
87                       2922 and 2942 Evergreen Parkway                           Evergreen            Jefferson
89                       16054 US Route 280                                        Chelsea              Shelby
91                       943 East University Boulevard                             Tucson               Pima
92                       48-113 Jackson Street                                     Indio                Riverside
93                       611 Railroad Avenue                                       Centreville          Queen Anne's
94                       305 East Market Street                                    Leesburg             Loudoun
95                       6000 Ingram Road                                          San Antonio          Bexar
98                       6940 & 6944 FM 1960 West                                  Houston              Harris
100                      34406 North 27th Avenue                                   Phoenix              Maricopa
102                      2035 - 2145 West Jonathan Moore Pike                      Columbus             Bartholomew
103                      2000-8000 Hampton Court                                   Randolph             Morris
104                      125 Hanes Square Circle                                   Winston-Salem        Forsyth
105                      28600 US Highway 98                                       Daphne               Baldwin
106                      540 Woodlake Circle                                       Chesapeake           Chesapeake City
107                      126 Garrett Street                                        Charlottesville      Charlottesville City
108                      1023 Alamance Church Road                                 Greensboro           Guilford
109                      1853 South Power Road and 6920 East Baseline Road         Mesa                 Maricopa
110                      2002 Southgate Road                                       Colorado Springs     El Paso
111                      6280 20th Street                                          Vero Beach           Indian River
112                      12400 Portland Avenue                                     Burnsville           Dakota
113                      1702-1718 South First Street                              Chickasha            Grady
114                      10245 East Via Linda                                      Scottsdale           Maricopa
115                      2315 East Southlake Boulevard                             Southlake            Tarrant
116                      1814 Peery Drive                                          Farmville            Prince Edward
117                      111-228 Merian Way                                        Livingston           Essex
120                      1500 West James Street                                    Columbus             Columbia
121                      150 Cobblestone Lane                                      Burnsville           Dakota


SPLIT LOANS
-----------

1
2
4
6

GCCFC 07-GG11 Loan ID    State            Zip Code   Original Balance   Cut-off Date Balance   Monthly Debt Service
----------------------   --------------   --------   ----------------   --------------------   --------------------
1                        New York            10006       $350,000,000        $350,000,000.00          $5,172,387.70
2                        Arizona             85251       $325,000,000        $325,000,000.00          $2,637,030.00
3                        New York            10022       $267,650,000        $267,650,000.00          $1,419,511.51
4                                                        $250,000,000        $250,000,000.00          $1,596,166.67
4.01                     New York            11232
4.02                     New York            11232
4.03                     New York            11232
4.04                     New York            11232
4.05                     New York            11232
4.06                     New York            11232
4.07                     New York            11232
4.08                     New York            11232
4.09                     New York            11232
4.10                     New York            11232
4.11                     New York            11232
4.12                     New York            11232
4.13                     New York            11232
4.14                     New York            11203
4.15                     New York            11232
4.16                     New York            11232
6                                                         $67,709,413         $67,709,413.00          $2,554,606.59
6.01                     California          90638
6.02                     South Carolina      29072
6.03                     Florida             33610
6.04                     Nevada              89032
6.05                     North Carolina      28269
6.06                     California          94551
6.07                     Arizona             85043
6.08                     Maryland            21144
6.09                     Oklahoma            73131
6.10                     Florida             33487
6.11                     Virginia            20109
6.12                     North Carolina      27597
6.13                     Michigan            48393
6.14                     Colorado            80111
6.15                     Indiana             46038
6.16                     Florida             32174
6.17                     Connecticut         06389
6.18                     Minnesota           55442
6.19                     Wisconsin           53051
6.20                     Texas               75042
6.21                     Texas               77032
6.22                     Virginia            24153
6.23                     New York            12065
6.24                     Ohio                44087
6.25                     Arizona             85044
6.26                     Illinois            61364
6.27                     Alabama             36108
6.28                     Ohio                45246
6.29                     Kentucky            42001
6.30                     Pennsylvania        15601
6.31                     North Dakota        58201
6.32                     Minnesota           55442
6.33                     New York            14224
6.34                     Nebraska            68110
6.35                     North Dakota        58503
6.36                     Illinois            60612
6.37                     West Virginia       25526
6.38                     Arizona             85719
7                        New York            10017        $59,098,946         $59,098,946.00            $308,931.53
9                        Virginia            23230        $38,100,000         $38,100,000.00            $233,597.96
10                                                        $37,400,000         $37,400,000.00            $200,636.46
10.01                    Florida             32826
10.02                    Florida             32826
10.03                    Florida             32826
12                       New Jersey          08807        $34,000,000         $34,000,000.00            $167,936.39
15                       Florida             32801        $27,650,000         $27,650,000.00            $143,130.99
18                       New Jersey          07716        $27,000,000         $27,000,000.00            $137,250.00
20                       Virginia            23225        $22,500,000         $22,500,000.00            $115,137.50
21                       Colorado            80433        $22,350,000         $22,350,000.00            $127,743.48
24                       Texas               76137        $19,600,000         $19,600,000.00             $98,969.11
25                       New Jersey          07869        $17,800,000         $17,800,000.00             $90,483.33
26                       Virginia            22180        $17,500,000         $17,500,000.00             $83,324.31
30                       California          92024        $16,750,000         $16,750,000.00             $82,733.37
31                       Nevada              89074        $16,500,000         $16,500,000.00             $96,919.35
32                       Arizona             85029        $16,500,000         $16,500,000.00             $79,821.04
33                       California          93111        $16,000,000         $16,000,000.00             $92,054.51
34                       New Jersey          08505        $16,000,000         $16,000,000.00             $83,163.33
35                       Colorado            80012        $15,400,000         $15,400,000.00             $89,968.07
37                       Ohio                44130        $15,000,000         $15,000,000.00             $78,029.17
38                       New Jersey          07080        $14,800,000         $14,800,000.00             $77,490.33
40                       Arizona             85040        $14,320,000         $14,320,000.00             $75,705.07
42                       Tennessee           37072        $14,150,000         $14,150,000.00             $68,692.35
44                       Texas               79124        $13,500,000         $13,500,000.00             $64,736.25
45                       North Carolina      27609        $12,200,000         $12,200,000.00             $60,052.81
46                       Georgia             30360        $12,200,000         $12,200,000.00             $62,740.19
49                       New Mexico          88011        $12,000,000         $11,978,448.47             $72,564.43
51                       New Jersey          07840        $11,100,000         $11,100,000.00             $56,425.00
52                       New Jersey          08854        $10,900,000         $10,900,000.00             $55,408.33
53                       California          94087        $10,650,000         $10,650,000.00             $67,736.03
54                       California          94118        $10,500,000         $10,500,000.00             $52,218.54
55                       New Jersey          07932        $10,300,000         $10,300,000.00             $52,358.33
60                       California          94577        $10,000,000          $9,972,410.76             $64,002.93
64                       New Jersey          07920         $9,000,000          $9,000,000.00             $43,005.00
65                       California          94549         $8,650,000          $8,650,000.00             $44,190.69
66                       Arizona             85281         $8,625,000          $8,625,000.00             $53,724.19
68                       California          94608         $8,400,000          $8,400,000.00             $50,849.32
70                       Oklahoma            74133         $8,100,000          $8,100,000.00             $41,518.13
71                       Nevada              89014         $8,050,000          $8,050,000.00             $47,695.99
72                       California          94105         $8,050,000          $8,050,000.00             $41,466.44
74                       Colorado            80031         $7,600,000          $7,600,000.00             $37,925.06
77                       Minnesota           55438         $7,100,000          $7,100,000.00             $44,690.22
79                       Florida             33770         $6,874,000          $6,874,000.00             $42,101.12
80                       California          92243         $6,530,000          $6,530,000.00             $31,700.43
81                       California          92024         $6,500,000          $6,500,000.00             $32,435.90
82                       Texas               77082         $6,400,000          $6,400,000.00             $40,452.36
84                       California          92821         $6,200,000          $6,200,000.00             $32,829.86
86                       New Jersey          07083         $6,000,000          $6,000,000.00             $30,500.00
87                       Colorado            80439         $5,600,000          $5,600,000.00             $26,901.00
89                       Alabama             35043         $5,100,000          $5,100,000.00             $29,535.81
91                       Arizona             85719         $4,500,000          $4,500,000.00             $22,379.38
92                       California          92201         $4,500,000          $4,486,660.50             $25,663.55
93                       Maryland            21617         $4,250,000          $4,229,025.98             $32,533.47
94                       Virginia            20176         $4,200,000          $4,200,000.00             $20,602.75
95                       Texas               78228         $4,160,000          $4,160,000.00             $25,209.38
98                       Texas               77069         $3,900,000          $3,900,000.00             $18,734.63
100                      Arizona             85085         $3,800,000          $3,800,000.00             $18,028.89
102                      Indiana             47201         $3,725,000          $3,725,000.00             $22,862.84
103                      New Jersey          07869         $3,700,000          $3,700,000.00             $18,808.33
104                      North Carolina      27103         $3,600,000          $3,600,000.00             $22,165.82
105                      Alabama             36526         $3,540,000          $3,535,243.07             $23,813.93
106                      Virginia            23320         $3,480,000          $3,480,000.00             $20,841.99
107                      Virginia            22902         $3,244,887          $3,244,887.00             $20,042.68
108                      North Carolina      27406         $3,200,000          $3,200,000.00             $19,682.14
109                      Arizona             85206         $3,125,000          $3,125,000.00             $15,673.61
110                      Colorado            80906         $3,100,000          $3,100,000.00             $14,891.63
111                      Florida             32966         $3,064,000          $3,064,000.00             $15,834.92
112                      Minnesota           55337         $3,000,000          $3,000,000.00             $18,315.71
113                      Oklahoma            73018         $2,900,000          $2,900,000.00             $15,306.76
114                      Arizona             85258         $2,856,000          $2,856,000.00             $17,789.71
115                      Texas               76092         $2,800,000          $2,800,000.00             $16,340.04
116                      Virginia            23901         $2,650,000          $2,635,200.14             $16,896.24
117                      New Jersey          07041         $2,550,000          $2,550,000.00             $12,962.50
120                      Wisconsin           53925         $2,280,000          $2,280,000.00             $14,142.32
121                      Minnesota           55337         $2,250,000          $2,250,000.00             $13,518.83


SPLIT LOANS
-----------

1                                                        $500,000,000        $500,000,000.00
2                                                        $225,000,000        $225,000,000.00
4                                                         $50,000,000         $50,000,000.00
6                                                        $404,681,837           $404,681,837

GCCFC 07-GG11 Loan ID    Gross Interest Rate    Seasoning   Original Term to Maturity (mos.)
----------------------   -------------------    ---------   --------------------------------
1                                     6.1390%           1                                119
2                                     5.6592%           3                                 72
3                                     6.2600%           2                                119
4                                     6.2800%           0                                119
4.01
4.02
4.03
4.04
4.05
4.06
4.07
4.08
4.09
4.10
4.11
4.12
4.13
4.14
4.15
4.16
6                                     6.3830%           2                                120
6.01
6.02
6.03
6.04
6.05
6.06
6.07
6.08
6.09
6.10
6.11
6.12
6.13
6.14
6.15
6.16
6.17
6.18
6.19
6.20
6.21
6.22
6.23
6.24
6.25
6.26
6.27
6.28
6.29
6.30
6.31
6.32
6.33
6.34
6.35
6.36
6.37
6.38
7                                     6.1700%           2                                120
9                                     6.2100%           2                                120
10                                    6.3320%           1                                 60
10.01
10.02
10.03
12                                    5.8300%           2                                120
15                                    6.1100%           3                                120
18                                    6.0000%           2                                120
20                                    6.0400%           2                                 60
21                                    5.5600%           3                                120
24                                    5.9600%           4                                120
25                                    6.0000%           2                                120
26                                    5.6200%           3                                120
30                                    5.8300%           3                                120
31                                    5.8100%           2                                120
32                                    5.7100%           3                                120
33                                    5.6200%           3                                120
34                                    6.1350%           2                                 60
35                                    5.7600%           4                                120
37                                    6.1400%           2                                120
38                                    6.1800%           1                                 60
40                                    6.2400%           2                                 60
42                                    5.7300%           2                                120
44                                    5.6600%           3                                120
45                                    5.8100%           5                                120
46                                    6.0700%           8                                120
49                                    6.0800%           2                                120
51                                    6.0000%           2                                120
52                                    6.0000%           2                                120
53                                    6.5600%           0                                120
54                                    5.8700%           2                                120
55                                    6.0000%           2                                120
60                                    5.9300%           2                                120
64                                    5.6400%           3                                120
65                                    6.0300%           2                                120
66                                    6.3600%           1                                120
68                                    6.0900%           2                                120
70                                    6.0500%           1                                120
71                                    5.8900%           2                                 84
72                                    6.0800%           3                                120
74                                    5.8900%           3                                 84
77                                    6.4600%           1                                120
79                                    6.2000%           2                                120
80                                    5.7300%           4                                120
81                                    5.8900%           2                                120
82                                    6.5000%           1                                120
84                                    6.2500%           2                                 60
86                                    6.0000%           2                                120
87                                    5.6700%           5                                120
89                                    5.6800%           2                                120
91                                    5.8700%           4                                120
92                                    5.5400%           3                                120
93                                    6.1300%           2                                120
94                                    5.7900%           1                                120
95                                    6.1000%           2                                120
98                                    5.6700%           3                                120
100                                   5.6000%           5                                120
102                                   6.2200%           3                                120
103                                   6.0000%           2                                120
104                                   6.2500%           3                                120
105                                   6.4600%           1                                120
106                                   5.9900%           2                                120
107                                   6.2800%           2                                120
108                                   6.2400%           2                                120
109                                   5.9200%           2                                120
110                                   5.6700%           3                                120
111                                   6.1000%           1                                120
112                                   6.1700%           2                                120
113                                   6.2300%           2                                120
114                                   6.3600%           1                                120
115                                   5.7500%           4                                120
116                                   5.8900%           4                                120
117                                   6.0000%           2                                120
120                                   6.3200%           2                                120
121                                   6.0200%           2                                120


SPLIT LOANS
-----------

1                                                       1                                119
2                                                       3                                 72
4                                                       0                                119
6                                                       2                                120

GCCFC 07-GG11 Loan ID    Stated Remaining Term to Maturity (mos.)   Original Interest Only Term (mos.)
----------------------   ----------------------------------------   ----------------------------------
1                                                             118                                   46
2                                                              69                                   72
3                                                             117                                  119
4                                                             119                                  119
4.01
4.02
4.03
4.04
4.05
4.06
4.07
4.08
4.09
4.10
4.11
4.12
4.13
4.14
4.15
4.16
6                                                             118                                  120
6.01
6.02
6.03
6.04
6.05
6.06
6.07
6.08
6.09
6.10
6.11
6.12
6.13
6.14
6.15
6.16
6.17
6.18
6.19
6.20
6.21
6.22
6.23
6.24
6.25
6.26
6.27
6.28
6.29
6.30
6.31
6.32
6.33
6.34
6.35
6.36
6.37
6.38
7                                                             118                                  120
9                                                             118                                   60
10                                                             59                                   60
10.01
10.02
10.03
12                                                            118                                  120
15                                                            117                                  120
18                                                            118                                  120
20                                                             58                                   60
21                                                            117                                   12
24                                                            116                                  120
25                                                            118                                  120
26                                                            117                                  120
30                                                            117                                  120
31                                                            118                                   24
32                                                            117                                  120
33                                                            117                                   60
34                                                             58                                   60
35                                                            116                                   60
37                                                            118                                  120
38                                                             59                                   60
40                                                             58                                   60
42                                                            118                                  120
44                                                            117                                  120
45                                                            115                                  120
46                                                            112                                  120
49                                                            118                                    0
51                                                            118                                  120
52                                                            118                                  120
53                                                            120                                    0
54                                                            118                                  120
55                                                            118                                  120
60                                                            118                                    0
64                                                            117                                  120
65                                                            118                                  120
66                                                            119                                   60
68                                                            118                                   60
70                                                            119                                  120
71                                                             82                                   36
72                                                            117                                  120
74                                                             81                                   84
77                                                            119                                   60
79                                                            118                                   60
80                                                            116                                  120
81                                                            118                                  120
82                                                            119                                   60
84                                                             58                                   60
86                                                            118                                  120
87                                                            115                                  120
89                                                            118                                   36
91                                                            116                                  120
92                                                            117                                    0
93                                                            118                                    0
94                                                            119                                  120
95                                                            118                                   60
98                                                            117                                  120
100                                                           115                                  120
102                                                           117                                   60
103                                                           118                                  120
104                                                           117                                   48
105                                                           119                                    0
106                                                           118                                   60
107                                                           118                                   60
108                                                           118                                   36
109                                                           118                                  120
110                                                           117                                  120
111                                                           119                                  120
112                                                           118                                   60
113                                                           118                                  120
114                                                           119                                   60
115                                                           116                                   60
116                                                           116                                    0
117                                                           118                                  120
120                                                           118                                   60
121                                                           118                                   60


SPLIT LOANS
-----------

1                                                             118                                   46
2                                                              69                                   72
4                                                             119                                  119
6                                                             118                                  120

GCCFC 07-GG11 Loan ID    Original Amortization Term (mos.)   Remaining Interest Only Period (mos.)
----------------------   ---------------------------------   -------------------------------------
1                                                      360                                      45
2                                                       NA                                      69
3                                                       NA                                     117
4                                                       NA                                     119
4.01
4.02
4.03
4.04
4.05
4.06
4.07
4.08
4.09
4.10
4.11
4.12
4.13
4.14
4.15
4.16
6                                                       NA                                     118
6.01
6.02
6.03
6.04
6.05
6.06
6.07
6.08
6.09
6.10
6.11
6.12
6.13
6.14
6.15
6.16
6.17
6.18
6.19
6.20
6.21
6.22
6.23
6.24
6.25
6.26
6.27
6.28
6.29
6.30
6.31
6.32
6.33
6.34
6.35
6.36
6.37
6.38
7                                                       NA                                     118
9                                                      360                                      58
10                                                      NA                                      59
10.01
10.02
10.03
12                                                      NA                                     118
15                                                      NA                                     117
18                                                      NA                                     118
20                                                      NA                                      58
21                                                     360                                       9
24                                                      NA                                     116
25                                                      NA                                     118
26                                                      NA                                     117
30                                                      NA                                     117
31                                                     360                                      22
32                                                      NA                                     117
33                                                     360                                      57
34                                                      NA                                      58
35                                                     360                                      56
37                                                      NA                                     118
38                                                      NA                                      59
40                                                      NA                                      58
42                                                      NA                                     118
44                                                      NA                                     117
45                                                      NA                                     115
46                                                      NA                                     112
49                                                     360                                       0
51                                                      NA                                     118
52                                                      NA                                     118
53                                                     360                                       0
54                                                      NA                                     118
55                                                      NA                                     118
60                                                     300                                       0
64                                                      NA                                     117
65                                                      NA                                     118
66                                                     360                                      59
68                                                     360                                      58
70                                                      NA                                     119
71                                                     360                                      34
72                                                      NA                                     117
74                                                      NA                                      81
77                                                     360                                      59
79                                                     360                                      58
80                                                      NA                                     116
81                                                      NA                                     118
82                                                     360                                      59
84                                                      NA                                      58
86                                                      NA                                     118
87                                                      NA                                     115
89                                                     360                                      34
91                                                      NA                                     116
92                                                     360                                       0
93                                                     216                                       0
94                                                      NA                                     119
95                                                     360                                      58
98                                                      NA                                     117
100                                                     NA                                     115
102                                                    360                                      57
103                                                     NA                                     118
104                                                    360                                      45
105                                                    300                                       0
106                                                    360                                      58
107                                                    360                                      58
108                                                    360                                      34
109                                                     NA                                     118
110                                                     NA                                     117
111                                                     NA                                     119
112                                                    360                                      58
113                                                     NA                                     118
114                                                    360                                      59
115                                                    360                                      56
116                                                    300                                       0
117                                                     NA                                     118
120                                                    360                                      58
121                                                    360                                      58


SPLIT LOANS
-----------

1                                                      360                                      45
2                                                       NA                                      69
4                                                       NA                                     119
6                                                       NA                                     118

GCCFC 07-GG11 Loan ID    Remaining Amortization Term (mos.)   Interest Accrual Method (Actual/360 or 30/360)
----------------------   ----------------------------------   ----------------------------------------------
1                                                       360   Actual/360
2                                                        NA   Actual/360
3                                                        NA   Actual/360
4                                                        NA   Actual/360
4.01
4.02
4.03
4.04
4.05
4.06
4.07
4.08
4.09
4.10
4.11
4.12
4.13
4.14
4.15
4.16
6                                                        NA   Actual/360
6.01
6.02
6.03
6.04
6.05
6.06
6.07
6.08
6.09
6.10
6.11
6.12
6.13
6.14
6.15
6.16
6.17
6.18
6.19
6.20
6.21
6.22
6.23
6.24
6.25
6.26
6.27
6.28
6.29
6.30
6.31
6.32
6.33
6.34
6.35
6.36
6.37
6.38
7                                                        NA   Actual/360
9                                                       360   Actual/360
10                                                       NA   Actual/360
10.01
10.02
10.03
12                                                       NA   Actual/360
15                                                       NA   Actual/360
18                                                       NA   Actual/360
20                                                       NA   Actual/360
21                                                      360   Actual/360
24                                                       NA   Actual/360
25                                                       NA   Actual/360
26                                                       NA   Actual/360
30                                                       NA   Actual/360
31                                                      360   Actual/360
32                                                       NA   Actual/360
33                                                      360   Actual/360
34                                                       NA   Actual/360
35                                                      360   Actual/360
37                                                       NA   Actual/360
38                                                       NA   Actual/360
40                                                       NA   Actual/360
42                                                       NA   Actual/360
44                                                       NA   Actual/360
45                                                       NA   Actual/360
46                                                       NA   Actual/360
49                                                      358   Actual/360
51                                                       NA   Actual/360
52                                                       NA   Actual/360
53                                                      360   Actual/360
54                                                       NA   Actual/360
55                                                       NA   Actual/360
60                                                      298   Actual/360
64                                                       NA   Actual/360
65                                                       NA   Actual/360
66                                                      360   Actual/360
68                                                      360   Actual/360
70                                                       NA   Actual/360
71                                                      360   Actual/360
72                                                       NA   Actual/360
74                                                       NA   Actual/360
77                                                      360   Actual/360
79                                                      360   Actual/360
80                                                       NA   Actual/360
81                                                       NA   Actual/360
82                                                      360   Actual/360
84                                                       NA   Actual/360
86                                                       NA   Actual/360
87                                                       NA   Actual/360
89                                                      360   Actual/360
91                                                       NA   Actual/360
92                                                      357   Actual/360
93                                                      214   Actual/360
94                                                       NA   Actual/360
95                                                      360   Actual/360
98                                                       NA   Actual/360
100                                                      NA   Actual/360
102                                                     360   Actual/360
103                                                      NA   Actual/360
104                                                     360   Actual/360
105                                                     299   Actual/360
106                                                     360   Actual/360
107                                                     360   Actual/360
108                                                     360   Actual/360
109                                                      NA   Actual/360
110                                                      NA   Actual/360
111                                                      NA   Actual/360
112                                                     360   Actual/360
113                                                      NA   Actual/360
114                                                     360   Actual/360
115                                                     360   Actual/360
116                                                     296   Actual/360
117                                                      NA   Actual/360
120                                                     360   Actual/360
121                                                     360   Actual/360


SPLIT LOANS
-----------

1                                                       360   Actual/360
2                                                        NA   Actual/360
4                                                        NA   Actual/360
6                                                        NA   Actual/360

GCCFC 07-GG11 Loan ID    Administrative Fee Rate   Trustee Fee   Master Servicing Fee   Primary Servicing Fee
----------------------   -----------------------   -----------   --------------------   ---------------------
1                                        0.02072%      0.00072%               0.01000%                0.01000%
2                                        0.02072%      0.00072%               0.01000%                0.01000%
3                                        0.02072%      0.00072%               0.01000%                0.01000%
4                                        0.02072%      0.00072%               0.01000%                0.01000%
4.01
4.02
4.03
4.04
4.05
4.06
4.07
4.08
4.09
4.10
4.11
4.12
4.13
4.14
4.15
4.16
6                                        0.03072%      0.00072%               0.01000%                0.02000%
6.01
6.02
6.03
6.04
6.05
6.06
6.07
6.08
6.09
6.10
6.11
6.12
6.13
6.14
6.15
6.16
6.17
6.18
6.19
6.20
6.21
6.22
6.23
6.24
6.25
6.26
6.27
6.28
6.29
6.30
6.31
6.32
6.33
6.34
6.35
6.36
6.37
6.38
7                                        0.02072%      0.00072%               0.01000%                0.01000%
9                                        0.02072%      0.00072%               0.01000%                0.01000%
10                                       0.02072%      0.00072%               0.01000%                0.01000%
10.01
10.02
10.03
12                                       0.02072%      0.00072%               0.01000%                0.01000%
15                                       0.02072%      0.00072%               0.01000%                0.01000%
18                                       0.02072%      0.00072%               0.01000%                0.01000%
20                                       0.02072%      0.00072%               0.01000%                0.01000%
21                                       0.02072%      0.00072%               0.01000%                0.01000%
24                                       0.02072%      0.00072%               0.01000%                0.01000%
25                                       0.02072%      0.00072%               0.01000%                0.01000%
26                                       0.02072%      0.00072%               0.01000%                0.01000%
30                                       0.02072%      0.00072%               0.01000%                0.01000%
31                                       0.02072%      0.00072%               0.01000%                0.01000%
32                                       0.02072%      0.00072%               0.01000%                0.01000%
33                                       0.02072%      0.00072%               0.01000%                0.01000%
34                                       0.02072%      0.00072%               0.01000%                0.01000%
35                                       0.02072%      0.00072%               0.01000%                0.01000%
37                                       0.07072%      0.00072%               0.01000%                0.06000%
38                                       0.02072%      0.00072%               0.01000%                0.01000%
40                                       0.02072%      0.00072%               0.01000%                0.01000%
42                                       0.02072%      0.00072%               0.01000%                0.01000%
44                                       0.02072%      0.00072%               0.01000%                0.01000%
45                                       0.02072%      0.00072%               0.01000%                0.01000%
46                                       0.02072%      0.00072%               0.01000%                0.01000%
49                                       0.02072%      0.00072%               0.01000%                0.01000%
51                                       0.02072%      0.00072%               0.01000%                0.01000%
52                                       0.02072%      0.00072%               0.01000%                0.01000%
53                                       0.02072%      0.00072%               0.01000%                0.01000%
54                                       0.02072%      0.00072%               0.01000%                0.01000%
55                                       0.02072%      0.00072%               0.01000%                0.01000%
60                                       0.02072%      0.00072%               0.01000%                0.01000%
64                                       0.02072%      0.00072%               0.01000%                0.01000%
65                                       0.02072%      0.00072%               0.01000%                0.01000%
66                                       0.06072%      0.00072%               0.01000%                0.05000%
68                                       0.02072%      0.00072%               0.01000%                0.01000%
70                                       0.06072%      0.00072%               0.01000%                0.05000%
71                                       0.02072%      0.00072%               0.01000%                0.01000%
72                                       0.02072%      0.00072%               0.01000%                0.01000%
74                                       0.02072%      0.00072%               0.01000%                0.01000%
77                                       0.02072%      0.00072%               0.01000%                0.01000%
79                                       0.02072%      0.00072%               0.01000%                0.01000%
80                                       0.07072%      0.00072%               0.01000%                0.06000%
81                                       0.02072%      0.00072%               0.01000%                0.01000%
82                                       0.02072%      0.00072%               0.01000%                0.01000%
84                                       0.02072%      0.00072%               0.01000%                0.01000%
86                                       0.02072%      0.00072%               0.01000%                0.01000%
87                                       0.07072%      0.00072%               0.01000%                0.06000%
89                                       0.02072%      0.00072%               0.01000%                0.01000%
91                                       0.02072%      0.00072%               0.01000%                0.01000%
92                                       0.02072%      0.00072%               0.01000%                0.01000%
93                                       0.07072%      0.00072%               0.01000%                0.06000%
94                                       0.02072%      0.00072%               0.01000%                0.01000%
95                                       0.06072%      0.00072%               0.01000%                0.05000%
98                                       0.02072%      0.00072%               0.01000%                0.01000%
100                                      0.09072%      0.00072%               0.01000%                0.08000%
102                                      0.06072%      0.00072%               0.01000%                0.05000%
103                                      0.02072%      0.00072%               0.01000%                0.01000%
104                                      0.02072%      0.00072%               0.01000%                0.01000%
105                                      0.02072%      0.00072%               0.01000%                0.01000%
106                                      0.06072%      0.00072%               0.01000%                0.05000%
107                                      0.02072%      0.00072%               0.01000%                0.01000%
108                                      0.02072%      0.00072%               0.01000%                0.01000%
109                                      0.02072%      0.00072%               0.01000%                0.01000%
110                                      0.07072%      0.00072%               0.01000%                0.06000%
111                                      0.02072%      0.00072%               0.01000%                0.01000%
112                                      0.08072%      0.00072%               0.01000%                0.07000%
113                                      0.07072%      0.00072%               0.01000%                0.06000%
114                                      0.06072%      0.00072%               0.01000%                0.05000%
115                                      0.04072%      0.00072%               0.01000%                0.03000%
116                                      0.02072%      0.00072%               0.01000%                0.01000%
117                                      0.02072%      0.00072%               0.01000%                0.01000%
120                                      0.06072%      0.00072%               0.01000%                0.05000%
121                                      0.08072%      0.00072%               0.01000%                0.07000%


SPLIT LOANS
-----------

1                                                                                                     0.01000%
2                                                                                                     0.01000%
4                                                                                                     0.01000%
6                                                                                                     0.02000%

GCCFC 07-GG11 Loan ID    Ownership Interest (Fee/Leasehold)   Mortgage Loan Seller   Originator
----------------------   ----------------------------------   --------------------   ----------
1                        Fee Simple                           GSMC                   GSCMC
2                        Fee Simple                           GSMC                   GSCMC
3                        Fee Simple / Leasehold               GSMC                   GSCMC
4                                                             GSMC                   GSCMC
4.01                     Fee Simple
4.02                     Fee Simple
4.03                     Fee Simple
4.04                     Fee Simple
4.05                     Fee Simple
4.06                     Fee Simple
4.07                     Fee Simple
4.08                     Fee Simple
4.09                     Fee Simple
4.10                     Fee Simple
4.11                     Fee Simple
4.12                     Fee Simple
4.13                     Fee Simple
4.14                     Fee Simple
4.15                     Fee Simple
4.16                     Fee Simple
6                                                             GSMC                   GSMC
6.01                     Fee Simple
6.02                     Fee Simple
6.03                     Fee Simple
6.04                     Fee Simple
6.05                     Fee Simple
6.06                     Fee Simple
6.07                     Fee Simple
6.08                     Fee Simple
6.09                     Fee Simple
6.10                     Fee Simple
6.11                     Fee Simple
6.12                     Fee Simple
6.13                     Fee Simple
6.14                     Fee Simple
6.15                     Fee Simple
6.16                     Fee Simple
6.17                     Fee Simple
6.18                     Fee Simple
6.19                     Fee Simple
6.20                     Fee Simple
6.21                     Fee Simple
6.22                     Fee Simple
6.23                     Fee Simple
6.24                     Fee Simple
6.25                     Fee Simple
6.26                     Fee Simple
6.27                     Fee Simple
6.28                     Fee Simple
6.29                     Fee Simple
6.30                     Fee Simple
6.31                     Fee Simple
6.32                     Fee Simple
6.33                     Fee Simple
6.34                     Fee Simple
6.35                     Fee Simple
6.36                     Fee Simple
6.37                     Fee Simple
6.38                     Fee Simple
7                        Fee Simple                           GSMC                   GSCMC
9                        Fee Simple                           GSMC                   GSCMC
10                                                            GSMC                   GSCMC
10.01                    Fee Simple
10.02                    Fee Simple
10.03                    Fee Simple
12                       Fee Simple                           GSMC                   GSCMC
15                       Fee Simple                           GSMC                   GSCMC
18                       Fee Simple                           GSMC                   GSCMC
20                       Fee Simple                           GSMC                   GSCMC
21                       Fee Simple                           GSMC                   GSCMC
24                       Fee Simple                           GSMC                   GSCMC
25                       Fee Simple                           GSMC                   GSCMC
26                       Fee Simple                           GSMC                   GSCMC
30                       Fee Simple                           GSMC                   GSCMC
31                       Fee Simple                           GSMC                   GSCMC
32                       Fee Simple                           GSMC                   GSCMC
33                       Fee Simple                           GSMC                   GSCMC
34                       Fee Simple                           GSMC                   GSCMC
35                       Fee Simple                           GSMC                   GSCMC
37                       Fee Simple                           GSMC                   GSCMC
38                       Fee Simple                           GSMC                   GSCMC
40                       Fee Simple                           GSMC                   GSCMC
42                       Fee Simple                           GSMC                   GSCMC
44                       Fee Simple                           GSMC                   GSCMC
45                       Fee Simple                           GSMC                   GSCMC
46                       Fee Simple                           GSMC                   GSCMC
49                       Fee Simple                           GSMC                   GSCMC
51                       Fee Simple                           GSMC                   GSCMC
52                       Fee Simple                           GSMC                   GSCMC
53                       Fee Simple                           GSMC                   GSCMC
54                       Leasehold                            GSMC                   GSCMC
55                       Fee Simple                           GSMC                   GSCMC
60                       Fee Simple                           GSMC                   GSCMC
64                       Fee Simple                           GSMC                   GSCMC
65                       Fee Simple                           GSMC                   GSCMC
66                       Fee Simple                           GSMC                   GSCMC
68                       Fee Simple                           GSMC                   GSCMC
70                       Fee Simple                           GSMC                   GSCMC
71                       Fee Simple                           GSMC                   GSCMC
72                       Fee Simple                           GSMC                   GSCMC
74                       Fee Simple                           GSMC                   GSCMC
77                       Fee Simple                           GSMC                   GSCMC
79                       Fee Simple                           GSMC                   GSCMC
80                       Fee Simple                           GSMC                   GSCMC
81                       Fee Simple                           GSMC                   GSCMC
82                       Fee Simple                           GSMC                   GSCMC
84                       Fee Simple                           GSMC                   GSCMC
86                       Fee Simple                           GSMC                   GSCMC
87                       Fee Simple                           GSMC                   GSCMC
89                       Fee Simple                           GSMC                   GSCMC
91                       Fee Simple                           GSMC                   GSCMC
92                       Fee Simple                           GSMC                   GSCMC
93                       Fee Simple                           GSMC                   GSCMC
94                       Fee Simple                           GSMC                   GSCMC
95                       Fee Simple                           GSMC                   GSCMC
98                       Fee Simple                           GSMC                   GSCMC
100                      Fee Simple                           GSMC                   GSCMC
102                      Fee Simple                           GSMC                   GSCMC
103                      Fee Simple                           GSMC                   GSCMC
104                      Fee Simple                           GSMC                   GSCMC
105                      Fee Simple                           GSMC                   GSCMC
106                      Fee Simple                           GSMC                   GSCMC
107                      Fee Simple                           GSMC                   GSCMC
108                      Fee Simple                           GSMC                   GSCMC
109                      Fee Simple                           GSMC                   GSCMC
110                      Fee Simple                           GSMC                   GSCMC
111                      Fee Simple                           GSMC                   GSCMC
112                      Fee Simple                           GSMC                   GSCMC
113                      Fee Simple                           GSMC                   GSCMC
114                      Fee Simple                           GSMC                   GSCMC
115                      Fee Simple                           GSMC                   GSCMC
116                      Fee Simple                           GSMC                   GSCMC
117                      Fee Simple                           GSMC                   GSCMC
120                      Fee Simple                           GSMC                   GSCMC
121                      Fee Simple                           GSMC                   GSCMC


SPLIT LOANS
-----------

1                                                             GSMC                   GSCMC
2                                                             GSMC                   GSCMC
4                                                             GSMC                   GSCMC
6                                                             GSMC                   GSMC

GCCFC 07-GG11 Loan ID    Prepayment Type                                        Crossed With Other Loans (Crossed Group)
----------------------   ----------------------------------------------------   ----------------------------------------
1                        Lockout/25_Defeasance/89_0%/5                          NAP
2                        Lockout/27_Defeasance/38_0%/7                          NAP
3                        Lockout/26_Defeasance/89_0%/4                          NAP
4                        Lockout/24_Defeasance/90_0%/5                          NAP
4.01
4.02
4.03
4.04
4.05
4.06
4.07
4.08
4.09
4.10
4.11
4.12
4.13
4.14
4.15
4.16
6                        Lockout/2_Greater of YM or 3%/24_Defeasance/87_0%/7    NAP
6.01
6.02
6.03
6.04
6.05
6.06
6.07
6.08
6.09
6.10
6.11
6.12
6.13
6.14
6.15
6.16
6.17
6.18
6.19
6.20
6.21
6.22
6.23
6.24
6.25
6.26
6.27
6.28
6.29
6.30
6.31
6.32
6.33
6.34
6.35
6.36
6.37
6.38
7                        Lockout/26_Defeasance/90_0%/4                          NAP
9                        Lockout/26_Defeasance/90_0%/4                          NAP
10                       Lockout/25_Defeasance/31_0%/4                          NAP
10.01
10.02
10.03
12                       Lockout/26_Defeasance/90_0%/4                          NAP
15                       Lockout/27_Defeasance/89_0%/4                          NAP
18                       Lockout/26_Defeasance/90_0%/4                          NAP
20                       Lockout/11_>YM or 1%/45_0%/4                           NAP
21                       Lockout/27_Defeasance/89_0%/4                          NAP
24                       Lockout/28_Defeasance/88_0%/4                          NAP
25                       Lockout/26_Defeasance/90_0%/4                          NAP
26                       Lockout/27_Defeasance/89_0%/4                          NAP
30                       Lockout/27_Defeasance/89_0%/4                          NAP
31                       Lockout/26_Defeasance/90_0%/4                          NAP
32                       Lockout/27_Defeasance/89_0%/4                          NAP
33                       Lockout/27_Defeasance/89_0%/4                          NAP
34                       Lockout/11_>YM or 1%/45_0%/4                           NAP
35                       Lockout/28_Defeasance/88_0%/4                          NAP
37                       Lockout/26_Defeasance/90_0%/4                          NAP
38                       Lockout/25_Defeasance/31_0%/4                          NAP
40                       Lockout/26_Defeasance/30_0%/4                          NAP
42                       Lockout/26_Defeasance/90_0%/4                          NAP
44                       Lockout/27_Defeasance/89_0%/4                          NAP
45                       Lockout/29_Defeasance/87_0%/4                          NAP
46                       Lockout/32_Defeasance/84_0%/4                          NAP
49                       Lockout/23_>YM or 1%/93_0%/4                           NAP
51                       Lockout/26_Defeasance/90_0%/4                          NAP
52                       Lockout/26_Defeasance/90_0%/4                          NAP
53                       Lockout/24_Defeasance/92_0%/4                          NAP
54                       Lockout/23_>YM or 1%/93_0%/4                           NAP
55                       Lockout/26_Defeasance/90_0%/4                          NAP
60                       Lockout/26_Defeasance/90_0%/4                          NAP
64                       Lockout/27_Defeasance/89_0%/4                          NAP
65                       Lockout/26_Defeasance/90_0%/4                          NAP
66                       Lockout/25_Defeasance/91_0%/4                          NAP
68                       Lockout/26_Defeasance/90_0%/4                          NAP
70                       Lockout/25_Defeasance/91_0%/4                          NAP
71                       Lockout/26_Defeasance/54_0%/4                          NAP
72                       Lockout/27_Defeasance/89_0%/4                          NAP
74                       Lockout/22_>YM or 1%/58_0%/4                           NAP
77                       Lockout/25_Defeasance/91_0%/4                          NAP
79                       Lockout/26_Defeasance/90_0%/4                          NAP
80                       Lockout/28_Defeasance/88_0%/4                          NAP
81                       Lockout/26_Defeasance/90_0%/4                          NAP
82                       Lockout/25_Defeasance/91_0%/4                          NAP
84                       Lockout/26_Defeasance/30_0%/4                          NAP
86                       Lockout/26_Defeasance/90_0%/4                          NAP
87                       Lockout/29_Defeasance or Greater of YM or 1%/87_0%/4   NAP
89                       Lockout/26_Defeasance/90_0%/4                          NAP
91                       Lockout/28_Defeasance/88_0%/4                          NAP
92                       Lockout/27_Defeasance/89_0%/4                          NAP
93                       Lockout/26_Defeasance/90_0%/4                          NAP
94                       Lockout/25_Defeasance/91_0%/4                          NAP
95                       Lockout/26_Defeasance/90_0%/4                          NAP
98                       Lockout/27_Defeasance/89_0%/4                          NAP
100                      Lockout/29_Defeasance/87_0%/4                          NAP
102                      Lockout/27_Defeasance/89_0%/4                          NAP
103                      Lockout/26_Defeasance/90_0%/4                          NAP
104                      Lockout/27_Defeasance/89_0%/4                          NAP
105                      Lockout/25_Defeasance/91_0%/4                          NAP
106                      Lockout/26_Defeasance/90_0%/4                          NAP
107                      Lockout/26_>YM or 1%/90_0%/4                           NAP
108                      Lockout/26_Defeasance/90_0%/4                          NAP
109                      Lockout/26_Defeasance/90_0%/4                          NAP
110                      Lockout/27_Defeasance or Greater of YM or 1%/89_0%/4   NAP
111                      Lockout/25_Defeasance/91_0%/4                          NAP
112                      Lockout/26_Defeasance/90_0%/4                          NAP
113                      Lockout/26_Defeasance/90_0%/4                          NAP
114                      Lockout/25_Defeasance/91_0%/4                          NAP
115                      Lockout/28_Defeasance/88_0%/4                          NAP
116                      Lockout/28_Defeasance/88_0%/4                          NAP
117                      Lockout/26_Defeasance/90_0%/4                          NAP
120                      Lockout/26_Defeasance/90_0%/4                          NAP
121                      Lockout/26_Defeasance/90_0%/4                          NAP


SPLIT LOANS
-----------

1                        Lockout/25_Defeasance/89_0%/5                          NAP
2                        Lockout/27_Defeasance/38_0%/7                          NAP
4                        Lockout/24_Defeasance/90_0%/5                          NAP
6                        Lockout/2_Greater of YM or 3%/24_Defeasance/87_0%/7    NAP

                                    EXHIBIT B

                  Mortgage Loan Representations and Warranties

1. Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and accurate in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

2. Legal Compliance - Origination. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit B.

3. Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, other than the rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement or a pooling and servicing agreement. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest, other than the rights of a holder of a Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement.

4. Future Advances. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the Mortgaged Property), and there is no requirement for future advances thereunder by the mortgagee.

5. Legal, Valid and Binding Obligation; Assignment of Leases. Each related Mortgage Note, Mortgage, Assignment of Leases (if contained in a document separate from the Mortgage) and other agreement that evidences or secures such Mortgage Loan and was executed in connection with such Mortgage Loan by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Assignment of Leases (as set forth in the Mortgage or in a document separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan) establishes and creates a valid and enforceable first priority assignment of, or a valid first priority security interest in, the related Mortgagor's right to receive payments due under all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the Mortgaged Property, subject to any license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, and subject to the limitations set forth above. The related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

6.    No Offset or Defense. Subject to the limitations set forth in paragraph
      (5), as of the date of its origination there was, and as of the Cut-off Date there is, no valid right of offset and no valid defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

7. Assignment of Mortgage and Assignment of Assignment of Leases. Subject to the limitations set forth in paragraph (5), each assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee (or in the case of a Non-Serviced Trust Loan, the assignment in favor of the current holder of the mortgage) constitutes the legal, valid and binding assignment from the Seller. Any assignment of a Mortgage and assignment of Assignment of Leases are recorded (or have been submitted for recording) in the applicable jurisdiction.

8. Mortgage Lien. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (and/or Ground Lease, if applicable), subject to the limitations set forth in paragraph (5) and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (c) the exceptions (general and specific) and exclusions set forth in the applicable Title Policy (described in paragraph (12) below) or appearing of record, (d) other matters to which like properties are commonly subject, (e) the right of tenants (whether under ground leases, space leases or operating leases) pertaining to the related Mortgaged Property and condominium declarations, (f) if such Mortgage Loan is cross-collateralized and cross-defaulted with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan and (g) if such Mortgage Loan is part of a Loan Group, the rights of the holder of the related Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement, none of which exceptions described in clauses (a) - (f) above, individually or in the aggregate, materially and adversely interferes with
      (1) the current use of the Mortgaged Property, (2) the security intended to be provided by such Mortgage, (3) the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or (4) the value of the Mortgaged Property. The Mortgaged Property is free and clear of any mechanics' or other similar liens or claims which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy. To the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage, unless such lien is bonded over, escrowed for or covered by insurance.

9. UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), UCC Financing Statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property, which in any event will not materially interfere with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the Mortgage
      Loan), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the limitations set forth in paragraph (5), each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. Taxes and Assessments. All real estate taxes and governmental assessments, or installments thereof, which could be a lien on the related Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. Condition of Mortgaged Property; No Condemnation. To the Seller's actual knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Cut-off Date, (a) each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and (b) there was no proceeding pending for the total or partial condemnation of such Mortgaged Property. With respect to the mortgaged properties that are located in counties in Alabama, Louisiana or Texas that, as of the Cut-off Date, are listed on the FEMA website as having been designated by FEMA for Individual Assistance or Public Assistance following Hurricane Katrina or Hurricane Rita, as of the Cut-off Date, there is no material damage.

12. Title Insurance. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (or in the case of a Mortgage Loan secured by multiple Mortgaged Properties, an allocable portion thereof) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction (the "Title Policy"), insuring the originator of the Mortgage Loan, its successors and assigns, subject only to the Title Exceptions; such originator or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record (or, with respect to a Non-Serviced Trust Loan, the holder of the Mortgage); such policy, if issued, is in full force and effect and all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required. The Title Policy contains no material exclusion for, or alternatively it insures (unless such coverage is unavailable in the relevant jurisdiction) (a) access to a public road or (b) against any loss due to encroachment of any material portion of the improvements thereon.

13. Insurance. As of the Mortgage Loan origination date, and to the actual knowledge of the Seller, as of the Cut-off Date, all insurance coverage required under the related Mortgage Loan documents was in full force and effect. Each Mortgage Loan requires insurance in such amounts and covering such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, including requirements for
      (a) a fire and extended perils insurance policy, in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or
      (ii) the initial principal balance of the Mortgage Loan (or in the case of a Loan Group, the outstanding principal balance of the Loan Group), and in any event, the amount necessary to prevent operation of any co-insurance provisions, (b) except if such Mortgaged Property is operated as a mobile home park, business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months) and (c) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders. To the actual knowledge of the Seller, as of the Cut-off Date, all premiums due and payable through the Closing Date have been paid and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, the related Mortgage Loan documents require that any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The insurance policies each contain a standard mortgagee clause naming the Seller and its successors and assigns as loss payee or additional insured, as applicable, and each insurance policy provides that they are not terminable without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. The loan documents for each Mortgage Loan
      (a) require that the Mortgagor maintain insurance as described above or permit the mortgagee to require that the Mortgagor maintain insurance as described above, and (b) permit the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required.

14. No Material Default. (A) Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed in connection with the servicing of comparable mortgage loans by prudent institutional lenders, (i) there is no material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note(s), and (ii) there is no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the related Mortgage or Mortgage Note(s), (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note(s), unless a written waiver to that effect is contained in the related Mortgage File being delivered pursuant to the Pooling and Servicing Agreement, and (C) pursuant to the terms of the related Mortgage Loan documents, no Person or party other than the holder of such Mortgage Note(s) (or with respect to a Non-Serviced Trust Loan, the applicable servicer as permitted by the applicable Lead PSA) may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note(s); provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any representation and warranty made by the Seller elsewhere in this Exhibit B (including any schedule or exhibit hereto).

15. Payment Record. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

17.   Reserved.

18. Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to Treasury Regulations Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Each yield maintenance payment and prepayment premium payable under the Mortgage Loans is a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

19. Environmental Conditions and Compliance. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller or the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than or equal to 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation,
      (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and a qualified environmental consulting firm recommended no further investigation or remediation.

20. Customary Mortgage Provisions. Each related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain customary and enforceable provisions, subject to the limitations and exceptions set forth in paragraph (5) and applicable state law for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

21. Bankruptcy. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

22. Whole Loan; No Equity Participation, Contingent Interest or Negative Amortization. Except with respect to a Mortgage Loan that is part of a Loan Group, each Mortgage Loan is a whole loan. None of the Mortgage Loans contain any equity participation, preferred equity component or shared appreciation feature by the mortgagee nor does any Mortgage Loan provide the mortgagee with any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

23. Transfers and Subordinate Debt. Subject to certain exceptions which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each Mortgage Loan contains a "due on sale" or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage or complying with the requirements of the related Mortgage Loan documents, (a) the related Mortgaged Property, or any controlling or majority equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents (iii) transfers of less than a controlling interest in a Mortgagor, (iv) a substitution or release of collateral within the parameters of paragraph
      (26) below, or, (v) the enforcement of rights by a mezzanine lender in connection with any mezzanine debt which existed or is permitted under the related Mortgage Loan documents, or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination or is permitted under the related Mortgage Loan documents, (ii) debt secured by furniture, fixtures, equipment and other personal property in the ordinary course of business or (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan. Except as related to
      (a)(i), (ii), (iii), (iv) or (v), above, no Mortgage Loan may be assigned by the Mortgagor to another entity without the mortgagee's consent.

24. Waivers and Modification. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

25. Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate of the originator during the 12 month period prior to the related origination date.

26. Releases of Mortgaged Property. (A) Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage; and (B) the terms of the related Mortgage Loan documents do not permit the release of any portion of the Mortgaged Property from the lien of the Mortgage except (i) in consideration of payment in full therefor, (ii) in connection with the substitution of all or a portion of the Mortgaged Property in exchange for delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, (iii) where such portion to be released was not considered material for purposes of underwriting the Mortgage Loan and such release was contemplated at origination, (iv) conditioned on the satisfaction of certain underwriting and other requirements, including payment of a release price representing adequate consideration for such Mortgaged Property or the portion thereof to be released, or (v) in connection with the substitution of a replacement property in compliance with REMIC Provisions.

27. Local Law Compliance. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or other due diligence considered reasonable by prudent commercial mortgage lenders, taking into account the location of the Mortgaged Property, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by the Title Policy or a law and ordinance insurance policy or
      (ii) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

28. Improvements. To the Seller's actual knowledge based on the Title Policy or surveys obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the related Title Policy) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by the related Title Policy).

29. Single Purpose Entity. With respect to each Mortgage Loan with a Cut-off Date Balance in excess of $5,000,000 the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

30. Advance of Funds. (A) After origination, the Seller has not, directly or indirectly, advanced any funds to the Mortgagor, other than pursuant to the related Mortgage Loan documents; and (B) to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note.

31. Litigation or Other Proceedings. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect (i) such Mortgagor's ability to pay its obligations under the Mortgage Loan, (ii) the security intended to be provided by the Mortgage Loan documents or (iii) the current use of the Mortgaged Property.

32. Trustee Under Deed of Trust. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. Usury. The Mortgage Loan and the interest contracted for (exclusive of any default interest, late charges, Yield Maintenance Charge or prepayment premiums) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Other Collateral. Except with respect to the Companion Loan of any Loan Group or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, to the Seller's knowledge, the related Mortgage Note is not secured by any collateral that secures a loan that is not a Mortgage Loan.

35. Flood Insurance. If the improvements on the Mortgaged Property are located in a federally designated special flood hazard area, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

36. Escrow Deposits. All escrow deposits and payments required to be deposited with the Seller or its agent in accordance with the Mortgage Loan documents have been (or by the Closing Date will be) so deposited, are in the possession of or under the control of the Seller or its agent (or, with respect to a Non-Serviced Trust Loan, in the possession of or under the control of the Lead Trustee or its agent under the applicable Lead
      PSA), and there are no deficiencies in connection therewith.

37. Licenses and Permits. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial lending institutions considering the related geographic area and properties comparable to the related Mortgaged Property, (i) as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, (ii) as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

38. Organization of Mortgagors; Affiliation with other Mortgagors. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross defaulted with another Mortgage Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor.

39. Fee Simple Interest. Except with respect to the Mortgage Loans listed on Exhibit B-39, the Mortgage Loan is secured in whole or in material part by the fee simple interest in the related Mortgaged Property.

40. Recourse. Each Mortgage Loan is non-recourse to the related Mortgagor except that the Mortgagor has agreed to be liable with respect to losses incurred due to (i) fraud and/or other intentional material misrepresentation, (ii) misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, (iii) misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or (iv) breach of the environmental covenants in the related Mortgage Loan documents.

41. Access; Tax Parcels. Each Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities, water and sewer (or septic facilities) and (c) constitutes one or more separate tax parcels.

42. Financial Statements. Each Mortgage requires the Mortgagor to provide the mortgagee with operating statements and rent rolls on an annual (or more frequent) basis or upon written request.

43. Defeasance. If the Mortgage Loan is a Defeasance Loan, the Mortgage Loan documents (A) permit defeasance (1) no earlier than two years after the Closing Date, and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note through the related maturity date (or the first day of the open period) and the balloon payment that would be due on such date, (B) require the delivery of (or otherwise contain provisions pursuant to which the mortgagee can require delivery of) (i) an opinion to the effect that such mortgagee has a first priority perfected security interest in the defeasance collateral, (ii) an accountant's certification as to the adequacy of the defeasance collateral to make all payments required under the related Mortgage Loan through the related maturity date (or the first day of the open period) and the balloon payment that would be due on such date, (iii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iv) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates and
      (C) contain provisions pursuant to which the mortgagee can require the Mortgagor to pay expenses associated with a defeasance (including rating agencies' fees, accountant's fees and attorneys' fees). Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages.

44. Authorization in Jurisdiction. To the extent required under applicable law and necessary for the enforcement of the Mortgage Loan, as of the date of origination and at all times it held the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

45. Capital Contributions. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan documents.

46. Subordinate Debt. Except with respect to the Companion Loan of any Loan Group or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, none of the Mortgaged Properties are encumbered and none of the Mortgage Loan documents permit the related Mortgaged Property to become encumbered, without the prior written consent of the holder of the Mortgage Loan or as described above in clause (23), by any lien securing the payment of money junior to, of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-off Date).

47. Ground Lease Representations and Warranties. With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by the corresponding fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            A. Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            B. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            C. Subject to the limitations on enforceability set forth in Paragraph 5, such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except that termination or cancellation without such consent may be binding on the mortgagee if (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            D. To the actual knowledge of the Seller, on the Closing Date such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (i) there is no material default, and
      (ii) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit B or in any of the exceptions to the representations and warranties in Schedule A hereto.

            E. The Ground Lease or ancillary agreement between the lessor and the lessee (i) requires the lessor to give notice of any default by the lessee to the mortgagee and (ii) provides that no notice given is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the ground lease or ancillary agreement.

            F. Based on the Title Policy, the Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, other than the ground lessor's fee interest and Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            G. The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any curable default under such Ground Lease after receipt of notice of such default before the lessor thereunder may terminate such Ground Lease.

            H. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date or if such Mortgage Loan is fully amortizing, extends not less than 10 years after the amortization term for the Mortgage Loan.

            I. Under the terms of the Ground Lease and the related Mortgage Loan documents (including, without limitation, any estoppel or consent letter received by the mortgagee from the lessor), taken together, any related insurance proceeds or condemnation award (other than de minimis amounts for minor casualties or in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage
      Loan).

            J. The Ground Lease does not restrict the use of the related Mortgaged Property by the lessee or its successors or assigns in a manner that would materially adversely affect the security provided by the related mortgage.

            K. The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender.

            L. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

48.   With respect to each Mortgage Loan in the Multifamily Loan Group:

            A. Location of Properties. Each Mortgaged Property securing a Mortgage in the Multifamily Loan Group is located in the United States or in its territories (Puerto Rico, the U.S. Virgin Islands, Guam).

            B. Number of Units. Each Mortgage in the Multifamily Loan Group is secured by a Mortgaged Property or properties each of which contains at least five dwelling units.

            C. Construction Completed. Each Mortgaged Property financed by a Mortgage in the Multifamily Loan Group that is secured by a newly-constructed property has achieved a percentage of physical occupancy of more than 65% as indicated in Annex A to the Prospectus Supplement.

            D. Dwelling Units. For each Mortgaged Property financed by a Mortgage in the Multifamily Loan Group, a certificate of occupancy has been collected or confirmation that the certificate of occupancy has been issued by the appropriate authority has been obtained.

            E. Mixed Use Properties. Mortgages in the Multifamily Loan Group are secured by properties that have both a housing component and a non-housing component meet all of the following requirements:

                  (A) The physical plan consists of:

                        (1) A single structure; or

                        (2) Multiple Structures, some of which contain mixed
                  uses but none of which is entirely non-residential; or

                        (3) Multiple Structures most of which are entirely
                  residential, but one or a small number of which consist of retail stores primarily intended to serve residents of the project.

                  (B) The aggregate gross commercial income does not exceed 20%
            of the estimated total gross income.

            F. RV parks. The Multifamily Loan Group contains no Mortgages on manufactured housing parks where the aggregate gross income from homesites for dwelling units that re not permanently attached to homesites, such as recreational vehicles, does not exceed 20% of the estimated total gross income.

            G. Property Types. Except for any portion of a Mortgaged Property that contains non-residential uses identified in paragraph E above, all of the properties securing the Mortgages in the Multifamily Loan Group are being operated as multifamily rental housing (which may include student housing, seniors housing as described above, or mixed-use properties as described above), cooperative housing or manufactured housing parks and none of the properties securing the Mortgages in the Multifamily Loan Group are hotel properties or provide daily rentals.

            H. Use. The Mortgage Loan documents for each mortgage in the Multifamily Loan Group contain covenants that prohibit a change of use of the Mortgaged Property securing such mortgage without the mortgagee's prior consent.

49. Franchisor Comfort Letters. With respect to each Mortgage Loan secured by a hospitality property with respect to which a franchisor comfort letter exists, (A) (i) such comfort letter is freely assignable and (ii) all steps necessary for the Trust to have the full benefit of the comfort letter have been taken or shall be taken by the Seller within the timeframes contemplated under such comfort letter, including, without limitation, notification by the Seller to the franchisor of any such assignment, or (B) the related franchisor has delivered to the Trustee a replacement comfort letter in favor of the Trust containing the same terms and conditions as the original comfort letter.

                                    EXHIBIT C

               GG11 - EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

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Representation                   Description of Exception
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                       Loan No. 3 (885 Third Avenue)  The Mortgagor's fee
                 and leasehold interests in the land are subject to a purchase option in favor of the lessee under a ground lease, which purchase option cannot be exercised until the Mortgage Loan is prepayable or defeasible. During the term of the Mortgage Loan, all proceeds from the lessee's exercise of its purchase option are required to be applied to prepayment or defeasance of the Mortgage Loan, as applicable.
    (8)
Mortgage Lien          Loan No. 7 (292 Madison Avenue). The Mortgagor's
                 fee interest in the land is subject to a purchase option in favor of the lessee under a ground lease, which purchase option cannot be exercised until the Mortgage Loan is prepayable or defeasible. During the term of the Mortgage Loan, all proceeds from the lessee's exercise of its purchase option are required to be applied to prepayment or defeasance of the Mortgage Loan, as applicable.

--------------------------------------------------------------------------------

                       Loan No. 120 (Walgreens - Columbus). The Mortgaged
    (13)         Property's sole tenant, Walgreens, maintains its own
  Insurance      insurance coverage with respect to the leased premises
                 and all proceeds payable under the policies are payable to Walgreens.

--------------------------------------------------------------------------------

                       Loan No. 20 (Birchwood at Boulder). Mortgagor is suing
                 to recover a $750,000 deposit from Universe Holdings
    (31)         Development Corp., LLC ("Universe Holdings") for failure
 Litigation      to close on a purchase contract for the Mortgaged
  or Other       Property. Universe Holdings has brought suit seeking,
 Procedures      among other things, specific performance to require the
                 Mortgagor to sell the Mortgaged Property. Depositions are scheduled for August 2007 and a hearing is scheduled for October 2007.

--------------------------------------------------------------------------------

                 Loan No. 3 (885 Third Avenue) and Loan No. 7 (292 Madison). The Mortgagors of these Mortgage Loans have the same sponsor.

                 Loan No. 12 (Bridgewater Meadowbrook Village), Loan
                 No. 18 (Thousand Oaks Village), Loan No. 25 (Canfield
                 Mews), Loan No. 51 (Peachtree Village), Loan No. 52
                 (Birchview Management), Loan No. 55 (Park Avenue at
                 Florham Park), Loan No. 86 (Stirling Manor), Loan No.
                 103 (Arrowgate Village) and Loan No. 117 (Rosedale
                 Manor). The Mortgagors of these Mortgage Loans have the
    (38)         same sponsor.
Organization
    of &         Loan No. 31 (Ford Motor Credit) and Loan No. 71 (Green
 Affiliation     Valley Commerce Center). The Mortgagors of these
    with         Mortgage Loans have the same sponsor.
 Mortgagors
                 Loan No. 20 (Birchwood at Boulder) and Loan No. 34 (Acme
                 Commons). The Mortgagors of these Mortgage Loans have the same sponsor.

                 Loan No. 68 (Key Curriculum Building) and Loan No. 72 (444 Spear Street). The Mortgagors of these Mortgage Loans have the same sponsor.

                 Loan No. 66 (University Corporate Square) and Loan
                 No. 114 (Mercado at Scottsdale). The Mortgagors of these Mortgage Loans have the same sponsor.

--------------------------------------------------------------------------------

                       Loan No. 1 (One Liberty Plaza). The Mortgaged
                 Property is a condominium. The Mortgagor holds the fee interest with respect to most of the units and a leasehold and reversionary interest with respect to the others. The leasehold units revert to the Mortgagor upon termination of the lease for any reason.

                       Loan No. 3 (885 Third Avenue). The Mortgagor holds
                 the fee and leasehold interest in the Mortgaged Property
                 but the lessee under a ground lease owns the
                 improvements. Upon termination of the ground lease,
    (39)         title to the improvements reverts to the Mortgagor
 Fee Simple      unless the ground lease terminates pursuant to lessee's
  Interest       exercise of the purchase option referenced in the
                 exception to (8) above.

                       Loan No. 7 (292 Madison Avenue). The Mortgagor
                 holds the fee interest in the Mortgaged Property but the lessee under a ground lease owns the improvements. Upon termination of the ground lease, title to the improvements reverts to the Mortgagor unless the ground lease terminates pursuant to lessee's exercise of the purchase option referenced in the exception to (8) above.

                       Loan No. 54 (Presidio Office). The Mortgagor holds
                 a leasehold interest with respect to the Mortgaged
                 Property.

--------------------------------------------------------------------------------

                 Loan No. 2 (Scottsdale Fashion Square). One of the tax
                 parcels occupied by the Mortgaged Property is shared
                 with another parcel (the "Release Parcel"). The Release
                 Parcel is owned by Scottsdale Fashion Square
                 Partnership, which is also the direct owner of 100% of
                 the membership interest in the Mortgagor. Scottsdale
                 Fashion Square Partnership has entered into a recorded
                 agreement pursuant to which it agrees to pay to
                 Mortgagor its allocable portion of the taxes assessed
                 against the shared parcel. This agreement runs with the
                 land and would be enforceable by any successor owner of
                 the Mortgaged Property. The Release Parcel will undergo
                 renovation, which may require an adjustment of the lot
                 line between the Release Parcel and the Mortgaged
                 Property. As such, the loan documents provide for the
                 release of a certain non-material portions of the
                 collateral to facilitate such adjustment. Within 12
                 months of the date of origination of the Mortgage Loan,
    (41)         the Mortgagor is required to complete and such
 Access; Tax     adjustment of the lot line and to bifurcate the existing
   Parcels       tax lot such that no portion of the Mortgaged Property
                 is part of a tax lot that also includes any real property that is not collateral for the Mortgage Loan.

                 Loan No. 42 (Caldwell Square). The Mortgaged Property consists of four parcels, three of which constitute separate tax parcels. The fourth parcel does not constitute a separate tax parcel. The Mortgagor is required to cause the parcel to be recognized and assessed as a separate tax parcel.

                 Loan No. 54 (Presidio Office). The Mortgaged Property is located in an area that is not subject to local property taxes and thus does not constitute a separate tax parcel.

                       Loan No. 91 (Main Gate Square). The Mortgaged
                 Property does not constitute a separate tax parcel. The Mortgagor is required to cause the parcel to be recognized and assessed as a separate tax parcel.

--------------------------------------------------------------------------------

    (47)         Loan No. 3 (885 Third Avenue). Consent of the lender for
Ground Lease     amendment of the ground lease is not required under the
Representation   terms of the ground lease. However, such amendment
     and         without the consent of the lender is an event of default
 Warranties      under the related Mortgage Loan documents.

--------------------------------------------------------------------------------

             Exhibit B-39 (Mortgage Loans not secured in whole or in
                     material part by fee simple interests)

Loan No. 1 (One Liberty Plaza). Leasehold (with reversionary fee interest in certain units of the Mortgaged Property) in certain parcels of the Mortgaged Property.

Loan No. 3 (885 Third Avenue).  Leasehold in certain parcels of the Mortgaged
                                Property.

Loan No. 54 (Presidio Office). Leasehold.